THIS AGREEMENT is made on 24 April 1998 between:

(1) OCWEN LIMITED, a company incorporated under the laws of England and Wales, registered number 3542994 whose registered office is at 18 Southampton Place, London WC1A 2AJ (the "BORROWER"); and

(2) GREENWICH INTERNATIONAL, LTD. a company incorporated under the laws of Bermuda, whose branch office in the United Kingdom is at 1 Jermyn Street, 7th Floor, London (the "LENDER"); and

(3) OCWEN FINANCIAL CORPORATION, a company incorporated in the State of Florida, USA and whose principal place of business is at The Forum, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401 ("OFC" or the "Guarantor")

WHEREAS:

(1) City Mortgage Corporation Limited ("CMC"), Mortgage Management Limited ("MML"), a wholly owned subsidiary of CMC and the Lender have entered into, inter alia, a Loan Facility Agreement dated 27 February 1998 pursuant to which a loan facility was made available to MML to enable MML to purchase mortgage loans originated by CMC and its subsidiaries (the "MML LOAN FACILITY AGREEMENT").

(2) OFC and CMC together with other parties referred to therein have entered into an agreement for the sale and purchase of the business of CMC and its subsidiaries dated 31 March 1998 (the "SALE AGREEMENT") pursuant to which OFC has agreed to buy or procure another Buyer Group Company (as therein defined) or any OAIC Group Company (as therein defined) to buy the assets specified therein and the entire issued share capital of City Mortgage Receivables 7 Plc.

(3) The Borrower, CMC and the other Donors (as defined therein) have agreed to enter into the Supplemental Sale Agreement pursuant to which Pipeline Loans will be originated by the Borrower, as agent of CMC and the other Donors and immediately thereafter sold by CMC (or other Donors) to the Borrower as principal.

(4) The Lender has agreed to provide a facility to the Borrower to finance the acquisition by the Borrower of certain of the assets under the Sale Agreement and to finance the origination by the Borrower of New Production Mortgage Loans or the purchase of Pipeline Loans, on the terms and subject to the conditions contained herein.

(5) OFC has agreed to indemnify the Lender in respect of inter alia, the obligations of the Borrower under this Agreement.

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement (including the recitals hereto) the following terms shall have the respective meanings set forth below:

         "ACCELERATION"   means  any  acceleration  of  the  Advances  hereunder
         following the occurrence of an Event of Default.

         "ACCOUNT ASSIGNMENTS" means the Borrower Collection Account Assignment and the Borrower Funding Account Assignment.

         "ACCOUNT BANK" means National Westminster Bank Plc or such other bank or financial institution as may be substituted as account bank with the prior written consent of the Lender.

         "ADVANCE" means, save as otherwise provided herein, an advance (as from time to time reduced by repayment and prepayment) made or to be made by the Lender hereunder pursuant to the Term Loan or the Revolving Commitment.

         "ADVANCE DATE" means each date on which the Lender from time to time shall make Advances to fund the origination or purchase of Mortgage Loans hereunder.

         "ADVANCE DATE PRINCIPAL BALANCE" means as to any Mortgage Loan, the unpaid principal balance thereof as of the related Advance Date (or, if later, the date of origination of such Mortgage Loan) provided that (unless otherwise agreed between the Lender and the Borrower) such unpaid principal balance shall be calculated after application of all payments of principal due and received on or prior thereto, but without giving effect to any instalments of principal received in respect of due dates thereafter.

         "ADVANCE PERCENTAGE" in respect of any Mortgage Loan to be funded pursuant to a Revolving Advance hereunder means the lesser of (a) the Market Value Percentage for such Mortgage Loan and (b) (i) 100% in the case of Performing Senior Mortgage Loans, and (ii) 95% in the case of Performing Junior Mortgage Loans.

         "AGREED FORM UNDERTAKINGS AND DOCUMENTATION LETTERS" means the letters of even date from the Lender, addressed respectively to (i) the Borrower, Tomlinsons and Bernard Elliston Sandler & Co. and (ii) the Borrower and Turner McFarlane Green, with agreed form documentation attached, in each case signed by way of acknowledgement and acceptance by the relevant solicitors and the Borrower.

         "AGREEMENT" means this Loan Facility Agreement, including all schedules and annexures hereto, which expression shall include the same as varied, supplemented, re-stated, extended or replaced from time to time.

         "AVAILABLE COMMITMENT" means, at any time, the Revolving Commitment at such time LESS the principal amount of the Revolving Loan then outstanding.

         "AVAILABILITY PERIOD" means the period commencing on the date of this Agreement and ending on the earlier of:-

               (1) the date on which the Lender ceases to be under any obligation to make further Advances to the Borrower hereunder pursuant to the terms hereof; and

               (2)         the Final Maturity Date.

         "BORROWER COLLECTION ACCOUNT" means the account in the name of the Borrower with the Account Bank number 36156914 assigned to the Lender pursuant to the Borrower Collection Account Assignment.

         "BORROWER COLLECTION ACCOUNT ASSIGNMENT" means the assignment of the Borrower Collection Account in favour of the Lender dated on or about the date hereof in form and substance satisfactory to the Lender.

         "BORROWER FUNDING ACCOUNT" means an account in the name of the Borrower at the Account Bank number 36156892 assigned to the Lender under the Borrower Funding Account Assignment.

         "BORROWER FUNDING ACCOUNT ASSIGNMENT" means the assignment of the Borrower Funding Account in favour of the Lender dated on or about the date hereof in form and substance satisfactory to the Lender.

         "BORROWER WORKING CAPITAL ACCOUNT" means the account in the name of the Borrower with the Account Bank number 36156906 charged by way of floating charge in favour of the Lender pursuant to the Debenture.

         "BORROWING BASE DEFICIENCY" means, on any day by reference to which the same falls to be calculated, the excess (if any) of Outstanding Advances over Collateral Value calculated and agreed in accordance with clause 19.

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open for business in London and New York.

         "CCA" means the Consumer Credit Act 1974.

         "CMC TRANSFER POWER OF ATTORNEY" means the power of attorney granted to the Borrower and Solicitors by City Mortgage Corporation Limited and the other Donors (as therein defined) pursuant to the Supplemental Sale Agreement the form of which is annexed thereto ;

         "CMC COLLECTION ACCOUNT" means account number 76694895 with the Account Bank utilized for the time being for the purpose of collection of sums payable by Mortgagors under all Mortgage Loans originated by CMC and J&J.

         "CMC COLLECTION ACCOUNT DECLARATION OF TRUST" means the declaration of trust dated 21 March 1996, as supplemented by all supplemental declarations of trust relating thereto, pursuant to which trusts over all amounts credited from time to time to the CMC Collection Account are (prior to execution of the Novation Agreements) constituted in favour of, inter alia, GIL, CMF, certain Issuers and the trustee under each Securitisation Receivables Trust.

         "CMF" means City Mortgage Funding 1 Limited, incorporated under the laws of England and Wales, number 3299937, whose registered office is at Cityscape House, Croxley Business Park, Watford.

         "CMF COLLECTION ACCOUNT" means an account in the name of CMF with the Account Bank number 95660208.

         "CMF COLLECTION ACCOUNT DECLARATION OF TRUST" means the declaration of trust dated 30 April 1997, as supplemented by all supplemental declarations of trust relating thereto, pursuant to which trusts over all amounts credited from time to time to the CMF Collection Account are (prior to execution of the Novation Agreements) constituted in favour of, inter alia, GIL and City Mortgage Receivables 6 plc.

         "COLLATERAL PERCENTAGE" in respect of any category of Mortgage Loan means the percentage set out in the table below by reference to such category of Mortgage Loan:-

                           Performing Senior Mortgage Loan             100%
                           Performing Junior Mortgage Loan              95%
                           Non Performing Senior Mortgage Loan          70%
                           Non Performing Junior Mortgage Loan          30%

         "COLLATERAL   SECURITY"  has  the  meaning  attributed  to  it  in  the
         Debenture.

         "COLLATERAL VALUE" means, on any Interest Payment Date by reference to which the same falls to be determined, the aggregate of the values attributed to each Existing Mortgage Loan, each New Production Mortgage Loan and each Pipeline Loan financed under the Facility as at the related Determination Date, the value to be attributed to each such Mortgage Loan for such purpose to be determined by multiplying the lesser of the Collateral Percentage and the Market Value Percentage for each Mortgage Loan (on the basis of the status of such Mortgage Loan as at the related Determination Date) by the outstanding principal amount of each such Mortgage Loan as at the relevant Determination Date.

         "COLLECTION ACCOUNTS" means the CMC Collection Account, the GFS Master Collection Account, the CMF Collection Account and the Greyfriars Originator Collection Accounts.

         "COLLECTION ACCOUNT NOVATION AGREEMENT" means the agreement to be entered into on or about the date hereof between, inter alia, the Lender, the Borrower, each Greyfriars Originator, CMC, CMF and the Account Bank pursuant to which, inter alia, the bank account agreements relating to the Collection Accounts are to be amended and novated.

         "COLLECTION PERIOD" means the calendar month immediately prior to the calendar month in which the relevant Interest Payment Date falls.

         "CONSOLIDATED INDEBTEDNESS" means for any period, the aggregate Indebtedness of the relevant entity determined on a consolidated basis in accordance with GAAP less any non-specific balance sheet reserves maintained in accordance with GAAP.

         "CONSOLIDATED TANGIBLE NET WORTH" means all amounts included as capital on the relevant entity's consolidated balance sheet determined in accordance with GAAP less amounts owing to affiliates and less any intangible assets including, without limitation, goodwill and deferred tax assets.

         "COUNTER INDEMNITY" means the counter indemnity to be entered into on or about the date hereof between OFC and the Borrower in respect of the Indemnity, in form and substance satisfactory to the Lender.

         "DEBENTURE" means the debenture to be entered into on or about the date hereof in form and substance satisfactory to the Lender by the Borrower in favour of the Lender creating fixed and floating charges over all of the Borrower's undertaking and assets.

         "DEFERRED ASSIGNMENT OF COLLATERAL SECURITY" means the assignments of Collateral Security by the relevant Originator, direct to the Borrower, pursuant to the Sale Agreement in relation to Existing Mortgage Loans originated since 27 February 1998 but in respect of which the relevant Collateral Security has not been assigned to MML.

         "DETERMINATION DATE" means the last day of each Collection Period.

         "DRAWDOWN REQUEST" means the form of written request for an Advance to be delivered by the Borrower to the Lender prior to the relevant Advance Date, substantially in the form set out in Schedule 1 together, where the Advance is under the Revolving Commitment, with a Solicitors Certificate of Title and Undertaking attached thereto in relation to each Mortgage Loan to be originated and/or each Pipeline Loan to be acquired.

         "DUE DATE" means the due date for payment by the Mortgagor of principal and/or interest under the terms of the relevant Mortgage Loan.

         "ELIGIBLE COLLATERAL" means any Mortgage Loan which is not, at the date on which the same is charged in favour of the Lender under clause 15.5 already subject to the Debenture and:-

         (a)      which has not already been financed hereunder; and

         (b) which would, were it to be financed hereunder, fulfill all required criteria including, without limitation, compliance with all representations and warranties.

         "ENGLISH MORTGAGE LOAN" means a Mortgage Loan secured over a Mortgaged Property situated in England or Wales.

         "EVENT OF DEFAULT" means any one of the conditions or circumstances referred to in clause 17.

         "EXCLUDED LOANS" means any mortgage loans acquired or originated by the Borrower from time to time but which are not funded pursuant to this Agreement, other than Securitised Mortgage Loans.

         "EXISTING MORTGAGE LOANS" means those Mortgage Loans to be purchased by the Borrower from, inter alia, MML pursuant to the terms of the Sale Agreement and listed in Schedule 1 to the Debenture (which schedule shall exclude the Excluded Loans and the Securitised Mortgage Loans).

         "EXTENSION" means any renewal of the Revolving Facility, for one or more further periods pursuant to clauses 2.8 and 2.9.

         "EXTENSION PERIOD" means each period by which the Revolving Facility may, from time to time, be extended.

         "FACILITY" means the facility granted to the Borrower by the Lender under this Agreement.

         "FACILITY OFFICE" means the office of the Lender through which it makes any Advance to the Borrower.

         "FINAL MATURITY DATE" means:

         (a) the day falling 180 days from the date hereof unless that day is not a Business Day in which case the Final Maturity Date shall be the immediately preceding day which is a Business Day; or

         (b) in the event that there is any Extension or Extensions of the Revolving Facility, the last Business Day of (and falling within) the first Extension Period (if there is not more than one Extension) or, if there is more than one Extension, the final Extension Period.

         "GFS MASTER COLLECTION ACCOUNT" means an account in the name of Greyfriars Financial Services Limited with the Account Bank number 80126243 to which are credited all payments made by Mortgagors under Mortgage Loans originated by any Greyfriars Originator.

         "GFS MASTER COLLECTION ACCOUNT DECLARATION OF TRUST" means the declaration of trust dated 18 October 1996 (as supplemented by all supplemental declarations of trust relating thereto) constituting trusts over all amounts standing to the credit of the GFS Master Collection Account (prior to execution of the Novation Agreement) in favour of, inter alia, GIL, CMF, certain Issuers and the trustees of each Securitisation (prior to execution of the Novation Agreement) Receivables Trust.

         "GREYFRIARS ORIGINATOR" means each of Home Funding Corporation Limited, Assured Funding Corporation Limited and Home Mortgage Corporation Limited.

         "GREYFRIARS ORIGINATOR COLLECTION ACCOUNTS" has the meaning attributed thereto in the Greyfriars Originator Collection Account Declaration of Trust.

         "GREYFRIARS ORIGINATOR COLLECTION ACCOUNT DECLARATION OF TRUST" means the declaration of trust dated 18 October 1996 (as supplemented by all supplemental declarations of trust relating thereto) constituting trusts (declared by, inter alia, each Greyfriars Originator) over all amounts standing to the credit of the Greyfriars Originator Collection Accounts in favour of (prior to execution of the Novation Agreements), inter alia, GIL, certain Issuers and the trustees of each Securitisation Receivables Trust.

         "HOLDING COMPANY" of a company or corporation means any company or corporation of which the first-mentioned company or corporation is a subsidiary, and references to a company or corporation shall be deemed to include a company or corporation which is not formed and registered under the Companies Act 1985.

         "INDEBTEDNESS" means any obligation (whether incurred as principal, cautioner or surety) for the payment or repayment of money in respect of:

         (a)      monies borrowed and debit balances at banks;

         (b) any loan note, bond, note, loan stock, commercial paper, debenture or other security;

         (c)      any acceptance or documentary credit;

         (d) the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business;

         (e) any receivable sold or discounted (otherwise than on a non-recourse basis);

         (f) the capital value of any lease (whether in respect of land, machinery, equipment or otherwise) entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

         (g) any currency or interest swap, cap, collar, floor or corridor transaction, any repurchase or reverse repurchase transaction, any foreign exchange, spot or forward transaction, any stock lending transaction, any financial option, or any combination of any of the foregoing; or

         (h) without double counting, any guarantee, indemnity or contingent liability in respect of any borrowings of any person of a type referred to in (a) to (g) above but only to the extent the borrowings thereby guaranteed or indemnified against are outstanding.

         "INDEMNITY" means the indemnity to be given by OFC on or about the date hereof in form and substance satisfactory to the Lender indemnifying, inter alia, the Lender for, inter alia, the obligations of the Borrower under this Agreement.

         "INITIAL ADVANCE" means the advance of the Term Loan.

         "INTEREST PAYMENT DATE" means the 15th day of each month unless that day is not a Business Day in which case the Interest Payment Date shall be the immediately preceding day which is a Business Day.

         "INTEREST PERIOD" means, for each Advance, each of the following periods:

         (a) the period commencing on (and including) the day the relevant Advance is made and ending on (but excluding) the next following Interest Payment Date; and

         (b) thereafter, each period commencing on (and including) an Interest Payment Date and ending on (but excluding) the next following Interest Payment Date,

         provided that any Interest Period which would otherwise overrun the Final Maturity Date or the Repayment Date (of the relevant Advance) shall end upon whichever is the earlier of the Final Maturity Date or the relevant Repayment Date.

         "INTIMATIONS OF ASSIGNATIONS OF TRUST PROPERTY" means the intimations of the Scottish Trust Assignations, in the form set out in Schedule 5.

         "ISSUERS" means each of City Mortgage Receivables 1 Plc (Company No. 3126751), City Mortgage Receivables 2 Plc (Company No. 3245450), City Mortgage Receivables 3 Plc (Company No. 3245445), City Mortgage Receivables 4 Plc (Company No. 3246090), City Mortgage Receivables 5 Plc (Company No. 3304205) and City Mortgage Receivables 6 Plc (Company No. 3328209).

         "J&J" means J&J Securities Limited, a company incorporated in England and Wales under number 1335672 whose registered office is at Cityscape House, Croxley Business Park, Watford, Herts, WD1 8YF.

         "JUNIOR MORTGAGE LOAN" means any Existing Mortgage Loan, New Production Mortgage Loan or Pipeline Loan financed or to be financed hereunder and which is secured other than by way of a first ranking legal mortgage or first ranking Standard Security.

         "LIBOR" in respect of a particular period and in relation to an Advance or other amount in respect of which an interest rate is to be determined pursuant to this Agreement, means the percentage interest rate per annum for the time being offered in the London Interbank Market to prime banks for one month sterling deposits at or about 11.00 a.m. (London time) on the first day of such period as published on the relevant page of The Bloomberg (Bloomberg L.P.) under the heading "Money Market-Money Market Rates".

         "MANUALS" has the meaning attributed to it in the Servicing Agreement.

         "MARGIN" means (a) 1.50% with respect to the Initial Advance under the Term Loan and (b) with respect to all Revolving Advances under the Revolving Facility (i) 1.50% until the Interest Payment Date immediately following the date on which at least (pound sterling) 200,000,000 in aggregate principal amount of the Initial Advance has been repaid to the Lender and (ii) 0.875% for any Interest Payment Date thereafter.

         "MARKET VALUE PERCENTAGE" in respect of any Mortgage Loan on any date of determination means the market value of such Mortgage Loan (expressed as a percentage of the unpaid principal balance of such Mortgage Loan) determined by the Lender in its sole discretion acting reasonably following consultation with the Borrower, which determination in the absence of manifest error shall be conclusive.

         "MASTER NOVATION AGREEMENT" means the novation agreement to be entered into on or about the date hereof between, inter alia, the Lender, Ocwen Asset Investment - UK, LLC, each Issuer, CMC, CMF, each Greyfriars Originator and CMS, pursuant to which, inter alia:-

         (a) contracts relating to the Securitisations are amended and novated or, as the case may be, amended and rights thereunder assigned; and

         (b) trusts in favour of the Borrower over all amounts credited, inter alia, to any Collection Account from time to time which represent or relate to monies received or recovered from Mortgagors under Mortgage Loans owned (whether legally or beneficially) by the Borrower, other than Securitisation Mortgage Loans, are constituted.

         "MHA DOCUMENTATION" means in relation to any Scottish Mortgage Loan, any affidavit, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 given in connection with such Scottish Mortgage Loan or the Mortgaged Property secured thereunder.

         "MINDED TO REVOKE NOTICE" means any notice given under section 32 of the CCA.

         "MIRAS SCHEME" means the mortgage interest relief at source scheme specified in section 369 of the Income and Corporation Taxes Act 1988.

         "MML" means Mortgage Management Limited;

         "MML ASSIGNMENT OF COLLATERAL SECURITY" means the assignment of Collateral Security by, inter alia, MML to the Borrower of even date hereto pursuant to the terms of the Sale Agreement.

         "MML TRANSFERS" means the transfers of even date of all Existing Mortgage Loans executed by, inter alia, MML and CMF in favour of the Borrower pursuant to the Sale Agreement.

         "MORTGAGE DEED" means in relation to each Mortgage Loan, the deed creating the charge by way of first or subsequent ranking legal mortgage or first or subsequent ranking Standard Security over the relevant Mortgaged Property, and incorporating the terms and conditions on which the relevant advance to the Mortgagor was made.

         "MORTGAGE FILE" means the Mortgage Loan Documents pertaining to a particular Mortgage Loan, together with the related mortgage application forms completed by the relevant Mortgagor(s), credit agency checks, if any, carried out in respect of such Mortgagor(s), correspondence files and all other material documents, papers and computer records held by or for the relevant Originator in respect of the particular Mortgage Loan.

         "MORTGAGE LOAN" means the relevant loan (and, as the context admits, all security therefor (including Collateral Security in relation thereto) and all rights and entitlements of the relevant Originator in relation thereto and all references to Mortgage Loan in or connection with any representation and warranty herein shall be construed as a reference to the Mortgage Loan, together with the related Mortgage and all Collateral Security related thereto) made by an Originator to a Mortgagor secured by a first or junior ranking legal mortgage or first or junior ranking Standard Security in favour of the Originator over the relative Mortgaged Property.

         "MORTGAGE LOAN DOCUMENTS" means the documents listed in Schedule 3 pertaining to any Mortgage Loan.

         "MORTGAGE LOAN PACKAGE" means the Mortgage Loans requested to be financed hereunder under any Drawdown Notice.

         "MORTGAGE LOAN PURCHASE AGREEMENT" means the agreement dated 14 June 1996 between the Lender (1) and CMC (2) whereby the Lender agreed to purchase and CMC agreed to sell mortgage loans originated by CMC and its approved affiliates.

         "MORTGAGE LOAN SCHEDULE" means the schedule of Mortgage Loans annexed to each Drawdown Request.

         "MONTHLY PAYMENT" means in respect of any Existing Mortgage Loan or New Production Mortgage Loan financed hereunder the monthly payment due and payable by the relevant Mortgagor on the relevant Monthly Payment Date.

         "MORTGAGED PROPERTIES" means each and all (as the context admits) freehold and/or leasehold properties in England or Wales mortgaged under and/or properties held on heritable title or long lease in Scotland secured under the relative Mortgage Deeds.

         "MORTGAGE TRANSFER AGREEMENT" means the Agreement dated 27 February 1998 made between Greenwich International, Ltd., City Mortgage Funding 1 Limited, MML and the Originators.

         "MORTGAGOR" means the party (or parties) referred to as such or as "THE BORROWER"in the relevant Mortgage Deed.

         "NEW PRODUCTION MORTGAGE LOANS" means Mortgage Loans originated by the Borrower on or after the date hereof.

         "NON PERFORMING JUNIOR MORTGAGE LOANS" means a Junior Mortgage Loan which as of the last day of the related Collection Period has due and unpaid all or any part of at least one Monthly Payment.

         "NON PERFORMING SENIOR MORTGAGE LOANS" means each Existing Mortgage Loan, New Production Mortgage Loan and Pipeline Loan financed hereunder and which:

         (a)      is a Senior Mortgage Loan; and
         (b) as of the last day of the related Collection Period has due and unpaid all or any part of at least two Monthly Payments.

         "NOVATION AGREEMENTS" means the Master Novation Agreement and the Collection Account Novation Agreement.

         "OFT" means the Office of Fair Trading.

         "OFT GUIDELINES" means the guidelines issued by the OFT relating to the non-status lending market in effect from time to time.

         "ORIGINATION SALE AND PURCHASE AGREEMENT" means the agreement dated 27 February 1998 made between City Mortgage Corporation Limited and others and MML;

         "ORIGINATOR" means in relation to all New Production Mortgage Loans, the Borrower, and in relation to all Existing Mortgage Loans and Pipeline Loans the originator of such Mortgage Loan (which, for the avoidance of doubt, shall, in relation to Pipeline Loans, be construed as a reference to the relevant Donor (as defined in the CMC Transfer Power of Attorney).

         "ORIGINATOR ASSIGNMENTS OF COLLATERAL SECURITY" means the assignments of Collateral Security executed by Originators in favour of MML dated 27 February 1998 and executed pursuant to the Mortgage Transfer Agreement;

         "ORIGINATOR ASSIGNMENTS OF NEW COLLATERAL SECURITY" means the assignments of Collateral Security executed by Originators in favour of MML pursuant to the terms of the Origination Sale and Purchase Agreement.

         "ORIGINATOR TRANSFERS" means the transfers of Pre-Existing Mortgage Loans by Originators in favour of MML pursuant to the Mortgage Transfer Agreement and dated 27 February 1998, and transfers of Existing Mortgage Loans originated since that date, dated the date of the origination of the relevant Existing Mortgage being transfers by Originators in favour of MML pursuant to the Originator Sale and Purchase Agreement.

         "ORIGINATORS AND MML POWER OF ATTORNEY" means the Power of Attorney of even date in the form annexed to the Sale Agreement and therein referred to as the "Buyer's Power of Attorney" executed by, inter alia, the Originators (of Existing Mortgage Loans) and MML in favour of the Borrower and the Lender.

         "OUTSTANDING ADVANCES" means, on any day by reference to which the same
         falls  to  be  determined,   the  aggregate   amount  of  all  Advances
         outstanding under the Facility.

         "PERFORMING JUNIOR MORTGAGE LOAN" means a Junior Mortgage Loan which is not a Non Performing Junior Mortgage Loan.

         "PERFORMING SENIOR MORTGAGE LOAN" means each Existing Mortgage Loan, New Production Mortgage Loan or Pipeline Loan financed hereunder and which:

         (a)      is a Senior Mortgage Loan; and

         (b)      is not a Non Performing Senior Mortgage Loan.

         "PIPELINE LOANS" means the Mortgage Loans acquired by the Borrower pursuant to the terms of the Supplemental Sale Agreement from time to time, and financed hereunder;

         "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice or the passing of time or both or the occurrence of any other event will become an Event of Default.

         "PRE-EXISTING   MORTGAGE  LOAN"  means  each  Existing   Mortgage  Loan
         originated on or before 27 February, 1998.

         "REGISTERS OF SCOTLAND" means the Land Register of Scotland and/or the General Register of Sasines.

         "REGULATED MORTGAGE LOAN" means a Mortgage Loan that is a regulated or partly regulated agreement for the purposes of the Consumer Credit Act 1974.

         "REPAYMENT DATE" means in relation to any Advance, the date which shall be 180 days following its Advance Date or the Final Maturity Date, whichever is the earlier.

         "REVOLVING   ADVANCE"  means  an  Advance  drawn  under  the  Revolving
         Facility.

         "REVOLVING COMMITMENT" means an initial commitment of 50,000,000 (fifty million pounds) increasing to 100,000,000 (one hundred million pounds) in the circumstances set out in clause 2.6 or such lesser amount following a cancellation pursuant to clause 5 hereof.

         "REVOLVING FACILITY" means the revolving credit facility made available pursuant to clause 2.1(b).

         "REVOLVING LOAN" means the aggregate of Advances drawn down against the Revolving Commitment by the Borrower save to the extent that any such Advances have been repaid to the Lender.

         "SCOTTISH MORTGAGE LOAN" means a Mortgage Loan secured over a Mortgaged Property situated in Scotland.

         "SCOTTISH TRUST ASSIGNATION" has the meaning defined in the Debenture.

         "SECURED LIABILITIES" means all liabilities and obligations of whatever nature of the Borrower, OFC or any other person secured under any Security Document.

         "SECURITISATION BANK AGREEMENTS" means the six bank agreements dated 21 March 1996, 18 October 1996, 31 October 1996, 31 January 1997 and 30 April 1997 in relation to the Securitisations.

         "SECURITISATION COLLECTION ACCOUNT TRUSTS" means the CMC Collection Account Declaration of Trust, the CMF Collection Account Declaration of Trust, the GFS Master Collection Account Declaration of Trust and the Greyfriars Originator Collection Account Declaration of Trust.

         "SECURITISATIONS"  means each of the six  securitisations  of  Mortgage
         Loans originated by CMC and certain of its subsidiaries, effected through sales of the Mortgage Loans to the Issuers on 21 March, 1996, 18 October, 1996, 31 October, 1996, 31 January, 1997 and 30 April, 1997.

         "SECURITISED MORTGAGE LOANS" has the meaning attributed to it in the Debenture.

         "SECURITY" includes any mortgage, sub mortgage, Standard Security, fixed or floating charge, sub charge, encumbrance, lien, pledge, hypothecation, absolute assignment, assignment by way of security, or title retention arrangement, and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

         "SECURITY DOCUMENTS" means the Debenture, (and each further security document executed pursuant thereto including, without limitation, any Supplemental Deed of Charge), the Account Assignments and any security executed in respect of additional collateral provided pursuant to the terms hereof.

         "SENIOR MORTGAGE LOANS" means each Existing Mortgage Loan, New Production Mortgage Loan and Pipeline Loan financed or to be financed hereunder and which is secured by way of a first ranking legal mortgage or first ranking Standard Security.

         "SERVICE DOCUMENT" means "a writ, summons, order, judgment or other process issued out of the courts of England and Wales in connection with any Proceedings.

         "SERVICER" means Ocwen UK Servicing Limited.

         "SERVICING AGREEMENT" means the interim servicing agreement in form and substance satisfactory to the Lender to be entered into on or about the date hereof between the Borrower, the Lender and the Servicer.

         "SOLICITOR LETTERS OF INSTRUCTION" means the form of letters of instruction so described and annexed to each of the Agreed Form Undertakings and Documentation Letters.

         "SOLICITORS" means each of Tomlinsons, Bernard Elliston Sandler & Co, and in relation to Scottish Mortgage Loans, Turner MacFarlane Green and each other firm of solicitors approved in writing by the Lender, each comprising a minimum of two partners holding current practicing certificates issued by the Law Society or the Law Society of Scotland, engaged by the Borrower to undertake conveyancing and/or security enforcement services in relation to Mortgaged Properties, and who carry professional indemnity insurance in the sum of at least (pound sterling) 1,000,000 for each and every claim against them by any party in any one year or such increased amount as may from time to time be prescribed by the Lender, acting reasonably.

         "SOLICITORS CERTIFICATE OF TITLE AND UNDERTAKING" means the certificate of title and undertaking to be attached to each Drawdown Request in relation to Advances under the Revolving Commitment in the form set out in Schedule 5 addressed to the Borrower and the Lender (in relation to both the origination of New Production Mortgage Loans and the acquisition of Pipeline Loans).

         "SOLICITORS UNDERTAKING" means the Solicitors Certificate of Title and Undertaking, the Solicitors Undertaking re: Existing Mortgage Loans; the Solicitors Undertaking re: New Advance Monies; and the Solicitors Undertaking re: New Mortgage Loans in the forms set out in Schedule 5.

         "SOLICITOR'S UNDERTAKING RE: EXISTING MORTGAGE LOANS" means the form of undertaking so described and annexed to each of the Agreed Form Undertakings and Documentation Letters and set out in Schedule 5 hereto;

         "SOLICITOR'S UNDERTAKING RE: NEW ADVANCE MONIES" means the form of undertaking so described and annexed to each of the Agreed Form Undertakings and Documentation Letters and set out in Schedule 5 hereto;

         "SOLICITOR'S UNDERTAKING RE: NEW MORTGAGE LOANS" means the form of undertaking so described and annexed to each of the Agreed Form Undertakings and Documentation Letters and set out in Schedule 5;

         "STANDARD   SECURITY"  means  a  standard  security  in  terms  of  the
         Conveyancing and Feudal Reform (Scotland) Act 1970.

         "STANDARD FORM DOCUMENTATION" means the standard form documents used or to be used by the Borrower or CMC and the other Donors (as defined under the Supplemental Sale Agreement) where origination has continued in the name of such companies after the date hereof in the origination of Mortgage Loans as the same have been initialled by the parties hereto for the purpose of identification and annexed hereto in Annexure 2 or as otherwise changed, varied or substituted by or on behalf of the Borrower as approved and agreed by the Lender.

         "SUBSIDIARY" has the meaning given to it by section 736 of the Companies Act 1985 save that references therein to company shall be deemed to include a company which has not been formed and registered under the Companies Act 1985.

         "SUPPLEMENTAL SALE AGREEMENT" means the origination and transfer agreement to be entered into on or about the date hereof between, inter alia, the Borrower, CMC and the Donors (as defined thereunder).

         "SUPPLEMENTAL SECURITY POWERS OF ATTORNEY" means the powers of attorney granted by the Borrower in favour of the Solicitors in the form set out in Schedule 5 hereto.

         "SUPPLEMENTAL  DEED  OF  CHARGE"  means  any  supplemental   charge  or
         assignation in security made by the Borrower in favour of the Lender pursuant to the Debenture.

         "TERM" means save as otherwise provided herein, in relation to any Advance, the period commencing on (and including) the date on which such Advance is made and ending on (but excluding) the Repayment Date relating to such Advance.

         "TERM LOAN" means a loan in the amount of (pound sterling) 225,276,933.93 to be made available to finance the purchase of all Existing Mortgage Loans to be acquired by the Borrower pursuant to the Sale Agreement.

         "TERM LOAN REPAYMENT DATE" means the date which shall be 180 days after the date on which the Term Loan is drawn or, if such day is not a Business Day the immediately preceding Business Day.

         "TRANSACTION DOCUMENTS" means this Agreement, the Security Documents, the Indemnity, the Servicing Agreement, and each other document at any time entered into between all or any of the Borrower, OFC, the Lender, the Servicer and any third party pursuant to or in connection with any document which is a Transaction Document.

         "UNDERTAKING" means the undertaking to be given by OFC to the Borrower on or about the date hereof, in form and substance satisfactory to the Lender.

         "UNDERWRITING GUIDELINES" means the underwriting guidelines published by City Mortgage Corporation Limited as adopted by the Borrower as at the date of completion under the Sale Agreement, and initialled by the parties hereto for the purpose of identification and attached hereto as Annexure 2 as the same may be amended or supplemented from time to time with the prior written consent of the Lender.

         the "LENDER" shall be construed so as to include its and any subsequent successors and assigns in accordance with their respective interests.

         a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next following calendar month; PROVIDED that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the following succeeding Business Day, unless that day falls in the calendar month next following that in which it would otherwise have ended, in which case it shall end on the immediately preceding Business Day; and provided further that, if there is no numerically corresponding day in the next following calendar month, that period shall end on the last Business Day in that next following calendar month (and references to "MONTHS" shall be construed accordingly).

         a "PERSON" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

         "REPAY" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "PREPAY" (or, as the case may be, the corresponding derivative form thereof).

         "TAX" shall be construed so as to include any present or future tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

         "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time.

         the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.2      INTERPRETATION

         For the purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:-

         (1) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles save that references herein to GAAP are to generally accepted accounting principles in the United States of America;

         (2) references herein to "clauses", "sub-clauses", "paragraphs", and other subdivisions without reference to a document are to designated clauses, sub-clauses paragraphs and other subdivisions of this Agreement;

         (3) reference to a sub-clause without further reference to a clause is a reference to such sub-clause as contained in the same clause in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

         (4) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (5) headings to clauses and Schedules are for convenience only and do not affect the interpretation of this Agreement;

         (6) references to a "company" shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

         (7)      references to times of the day are to London time;

         (8) references to any agreement (including without limitation to each Transaction Document), shall be construed as a reference to such agreement as the same may be, or may from time to time have been, amended, modified, supplemented or restated in accordance with the terms of the Transaction Documents;

         (9) "(pound sterling)", "POUNDS" and "STERLING" denote the lawful currency of the United Kingdom;

         (10) any reference in this Agreement to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended, modified or re-enacted.

2.       THE FACILITY AND PURPOSE

2.1      The Lender hereby grants to the Borrower a credit facility comprising:-

         (1)      the Term Loan; and

         (2) a revolving credit facility in an initial maximum aggregate principal amount of 50,000,000 (fifty million pounds) increasing to 100,000,000 (one hundred million pounds) in the circumstances set out in clause 2.6 or such lesser amount following a cancellation pursuant to Clause 5, on and subject to the terms of this Agreement.

2.2 At no time may the aggregate principal amount of Advances drawn under the Revolving Facility hereunder exceed the Revolving Commitment.

2.3 The Initial Advance will be used by the Borrower for the sole purpose of financing the purchase of the Existing Mortgage Loans from inter alia, MML on the terms of the Sale Agreement.

2.4 Advances drawn under the Revolving Facility will be used by the Borrower for the sole purpose of financing the origination of New Production Mortgage Loans or the purchase of Pipeline Loans pursuant to the Supplemental Sale Agreement.

2.5 The Lender shall not be obliged to concern itself with the application of amounts borrowed by the Borrower under this Agreement and application by the Borrower of funds so borrowed contrary to the provisions of clauses 2.3 and 2.4 shall not prejudice the Lender's rights hereunder or under any other Transaction Document.

2.6      The Revolving Commitment shall increase in the following manner:-

         (a) upon repayment of (pound sterling) 200,000,000 of the Term Loan, from 50,000,000 (fifty million pounds) to 75,000,000 (seventy five million pounds);

         (b) thereafter for every (pound sterling) 1.00 repaid under the Term Loan, by (pound sterling) 1.00; and

         (c) in any event, upon repayment of the Term Loan in full to 100,000,000 (one hundred million pounds).

2.7 The Lender shall cease to be obliged to make any Advances hereunder on the Final Maturity Date and any undrawn portion of the Revolving Commitment shall be automatically cancelled on that date.

2.8 The Borrower may, not later than 7 days prior to the then current Final Maturity Date, by written notice to the Lender, request an extension of the Revolving Facility for a further period provided that the Borrower may only request an extension which would not, if granted, cause the overall term of the Revolving Facility to exceed 364 days.

2.9 In the event that the Borrower requests an extension of the Revolving Facility pursuant to clause 2.8 the Lender may, in its sole discretion, agree to the requested extension or may agree to an extension of the Revolving Facility for a further period which is less than the requested extension, and shall, by notice in writing to the Borrower to be given no later than 2 days prior to the then current Final Maturity Date inform the Borrower of its decision. For the avoidance of doubt the Lender shall be under no obligation whatsoever to agree to any requested extension of the Revolving Facility.

3.       AVAILABILITY

3.1 The Facility will not become available to the Borrower and the Lender shall be under no obligation to make any Advance hereunder until each of the following conditions precedent shall have been fulfilled to the satisfaction of the Lender:

         (1)      the  Lender  shall  have   received   each  of  the  following
                  documents, each in form and substance satisfactory to it:-

                  (1) a certified copy of the Certificate of Incorporation and Memorandum and Articles of Association or constitutional documents of each of the Borrower, OFC (comprising, in the case of OFC, articles of incorporation, byelaws and a certificate of good standing) and the Servicer each duly certified by the secretary or a director of the relevant company as true, accurate and complete as at the date of drawing of the Initial Advance;

                  (2) originals (or, where the Lender is not party to the relevant document, certified copies) of each of the following documents, duly executed by each party thereto other than the Lender:-

                           (1)    the   Indemnity,    Counter    Indemnity   and
                                  Undertaking;

                           (2) the Security Documents and all notices and acknowledgements thereof to be given and received thereunder and all consents to any such security being granted;

                           (3)    the Servicing Agreement;

                           (4) the Collection Account Novation Agreement, the Master Novation Agreement and all documents referred to therein, including without limitation mandates relating to the Collection Accounts and declarations of trust;

                           (5) the Sale Agreement including all schedules thereto and the disclosure letter relating thereto;

                           (6) the Supplemental Sale Agreement (and the CMC Transfer Power of Attorney annexed thereto);

                           (7)    Solicitors  Undertaking re: Existing  Mortgage
                                  Loans;

                           (8)    MML Transfers;

                           (9)    Scottish Trust Assignation;

                           (10)   Intimations of Assignation of Trust Property;

                           (11)   MML Assignment of Collateral Security;

                           (12)   Originator and MML Power of Attorney;

                           (13)   Deferred Assignment of Collateral Security;

                           (14) Agreed Form Undertakings and Documentation Letters;

                           (15)   Originator Transfers;

                           (16)   Originator Assignments of Collateral Security;

                           (17)   Solicitor Letters of Instruction;

                           (18)   Solicitors Undertaking re: New Advance Monies;

                           (19)   Supplemental Security Power of Attorney;

                           (20)   CMC Transfer Power of Attorney;

                           (21) Standard Security Sasine Register and Land Register;

                  (3) in respect of each of the Borrower, OFC and the Servicer, a copy (certified by the secretary or a director or equivalent officer of the relevant company to be true, complete and up to date as at the date of drawing of the Initial Advance) of all board minutes and all other resolutions and authorisations passed or given in relation to the Transaction Documents;

                  (4) in respect of the Borrower, a solvency certificate in the form set out in Schedule 2 dated the date of the Initial Advance;

                  (5) in respect of each of the Borrower, OFC and the Servicer a copy (certified by the secretary or a director or equivalent officer of the relevant company to be true, complete and up to date as at the date of advance of the Initial Advance) of all consents, approvals, authorisations or orders of any court or governmental agency or body (including, without limitation, the OFT) required for the execution, delivery and performance by it of, or compliance by it with, the terms of any Transaction Document or the consummation of the transactions contemplated thereby;

                  (6) in relation to each of the Borrower and the Servicer a copy (certified by the secretary or a director of the relevant company as in full force and effect) of the Consumer Credit Act license held by such company together with evidence of registration of each such company under the Data Protection Act 1984;

                  (7) duly executed account mandates in relation to the Borrower Funding Account and the Borrower Collection Account, specifying the authorised signatories for the Borrower;

                  (8) Assignations of the Scottish Declarations of Trust or Supplemental Declarations of Trust (as the case may be) in favour of the Borrower executed by MML.

         (2) the Lender shall have received confirmation as to the identity of all Solicitors engaged or intended by the Borrower as at the date of this Agreement to be engaged in relation to conveyancing and/or security enforcement concerning Mortgaged Properties, together with evidence as to their respective professional indemnity insurance cover;

         (3) all conditions precedent under each other Transaction Document (other than any requirement that the Facility shall have become available hereunder) shall have been fulfilled or expressly waived by the Lender;

         (4) the Lender shall have received legal opinions, each in form and substance satisfactory to it, from each of the following firms:

                  (1)    Edge and Ellison;
                  (2)    Tods Murray;
                  (3)    Akin,  Gump,  Strauss,  Hauer & Feld  LLP;  and
                  (4)    in  house counsel to OFC.

         (5) all conditions precedent to the Novation Agreements shall have been satisfied; and

         (6) the Lender shall have received a copy of the acceptances of appointment as agent for service of process under clause 30.

4.       DRAWINGS

4.1      Subject to:-

         (1) The conditions precedent in Clause 3 having been fulfilled to the satisfaction of the Lender or waived by the Lender;

         (2) no Event of Default or Potential Event of Default having occurred and subsisting unremedied (to the satisfaction of the Lender) and unwaived;

         (3) there having been received from the Borrower by the Lender not later than 5pm (London time) on the Business Day before the date on which the Initial Advance is to be made a duly completed Drawdown Request relating thereto including a schedule giving required details of each Existing Mortgage Loan,

         the Lender will make the Initial Advance to the Borrower on the date hereof.

4.2      Subject to:-

         (1) each condition precedent in Clause 3 having been fulfilled to the satisfaction of the Lender or waived by the Lender;

         (2) no Event of Default or Potential Event of Default having occurred and subsisting unremedied (to the satisfaction of the Lender) and unwaived;

         (3) there having been received from the Borrower by the Lender not later than 5pm (London time) on the Business Day before the date on which an Advance under the Revolving Commitment is to be made a Solicitor's Certificate of Title and Undertaking in respect of each Mortgage Loan the origination or acquisition of which the Borrower proposes to finance by the relevant Advance and a duly completed Drawdown Request (and a schedule thereto) together with a copy of the schedules of all Mortgage Loans to be originated or acquired on its behalf on the relevant date and a data tape in respect of the relevant Mortgage Loans, in computer readable form, containing such information regarding the Mortgage Loans as was previously provided to the Lender under the MML Loan Facility Agreement immediately prior to the date hereof;

         (4) the Lender having approved the Mortgage Loans to be financed, such approval to be evidenced by the Lender by signing the schedule of Mortgage Loans and the related Drawdown Request having deleted therefrom any Mortgage Loans which do not meet the Underwriting Guidelines;

         (5) no event described under 17.1 (l), (m), (n) or (o) having occurred;

         (6) no Minded to Revoke Notice having been served on the Borrower or the Servicer;

         (7) no injunction or interdict having been obtained by (or on behalf of) the OFT against the Borrower or the Servicer which relates to its respective residential mortgage lending activities including, without limitation, any Mortgage Loan financed hereunder;

         (8) where the proposed Advance is to fund Mortgage Loans secured by a Mortgage over unregistered land where the Borrower does not hold the title deeds to such Mortgaged Property (and in relation to which the Borrower's legal mortgage is therefore a second or subsequent ranking legal mortgage protected at Central Land Charges Registry by registration of a C(i) Land Charge) the Lender shall have received a schedule of such Mortgage Loans (together in relation to such Mortgage Loans with the full names of the owners of such Mortgaged Property and the full address of that Mortgaged Property);

         (9)      where the proposed Advance is to fund a Pipeline Loan:-

                  (1) the date of the Advance being no later than two months after the date hereof;

                  (2) no event described under 17.1(l) having occurred and no petition for an administration order having been presented in relation to CMC or other Donor (as defined in the CMC Transfer Power of Attorney); and

                  (3)      each Donor (as described in the CMC Transfer Power of
                           Attorney)   having,  at  the  time  of  the  proposed
                           Advance,   a  valid  consumer  credit  license,

         the  Borrower  may  draw   additional   Advances  under  the  Revolving
         Commitment (subject to the provisions of this Agreement) Provided always that:-

                  (i) Advances may be made on Business Days during the Availability Period;

                  (ii) each Advance shall be a minimum of (pound sterling) 100,000 or, if less than (pound sterling) 100,000, the Available Commitment;

                  (iii) no Advance shall be made to the extent that, if as a result thereof the Revolving Loan for the time being outstanding would exceed the Revolving Commitment;

                  (iv) no Advance shall be made or may be requested to refinance any Mortgage Loan the origination or purchase of which was financed by a prior Advance under this Agreement;

                  (v)      the  amount of each  Advance  requested  shall not be
                           greater than the amount equal to the Advance Percentage of the Advance Date Principal Balance of the particular Mortgage Loan.

4.3 Subject to the foregoing provisions of this Clause 4, upon receipt of a duly executed Drawdown Request, the Lender shall, not later than 10 am New York time on the date on which the Advance is to be made (or such later time as maybe agreed between the Borrower and the Lender), make the Advance requested, such Advance to be credited to the Borrower Funding Account or, after prior consultation with and written notice to the Borrower, the applicable Solicitors and the Servicer, to be advanced to the Solicitors acting for the Borrower in relation to the particular New Production Mortgage Loans or Pipeline Loans, against the Solicitors Undertaking re: New Advance Monies from the relevant Solicitors, and it is acknowledged (for the avoidance of doubt) that any Advance paid to Solicitors under clause 4.3 shall be deemed to have been drawn by the Borrower under this Agreement on the date of such payment.

4.4 If the Borrower fails for any reason whatsoever (other than as a consequence of a breach of the Lender's obligations) to draw down an Advance after a Drawdown Request has been received by the Lender (whether such failure be the result of the occurrence of an Event of Default or otherwise), the Borrower will pay to the Lender on demand such amount as the Lender certifies to be necessary to compensate for all losses excluding loss of Margin incurred or to be incurred on account of deposits acquired or arranged in order to fund the Advance. Any such certificate by the Lender shall be PRIMA FACIE evidence of such losses.

4.5 In the event that no duly completed Solicitors Undertaking re: New Mortgage Loans shall have been received by the Lender in respect of any Mortgage Loan(s) in respect of which an Advance shall have been made hereunder by the close of business on the third Business Day following the making of the Advance the Lender shall immediately notify the Borrower and an amount equal to the Advance, or such part thereof as was advanced in respect of such Mortgage Loan or Mortgage Loans shall become immediately due and repayable by the Borrower to the Lender together with accrued interest thereon.

4.6 If all or any part of any Advance made to finance a Mortgage Loan which is subject to the provisions of Clause 4.5 shall be held by any Solicitors payment in full by such Solicitors to the Lender of the amounts due under Clause 4.5 shall discharge the Borrower's obligation to pay the same.

4.7      All parties hereby agree and acknowledge that:

         (1) all sums credited to the Borrower Funding Account shall be subject to the Borrower Funding Account Assignment; and (1)

         (2) all sums credited to the Borrower Collection Account shall be subject to the Borrower Collection Account Assignment.

5.       CANCELLATION

5.1 The Borrower may at any time by giving not less than two Business Days irrevocable written notice to the Lender cancel any amount (in integral multiples of (pound sterling) 5,000,000) of the Revolving Commitment to the extent not currently outstanding or requested in a current Drawdown Request Provided that the cancelled amount does not reduce the Revolving Commitment below the outstanding principal amount of Advances drawn under the Revolving Commitment plus the amount of Advances requested in a current Drawdown Request.

5.2 During such period of notice the Borrower may not serve a Drawdown Request purporting to draw all or any part of the amount of the subject of such notice of cancellation.

5.3 Upon such cancellation becoming effective, the Revolving Commitment shall be appropriately reduced.

6.       INTEREST ON ADVANCES

6.1 The Borrower will pay interest on each Advance on each Interest Payment Date in respect of each Interest Period referable thereto at the rate per annum equal to the aggregate of (i) the Margin and (ii) LIBOR for the relevant Interest Period.

6.2 The Lender will, as soon as practicable after commencement of each Interest Period advise the Borrower of LIBOR for that Interest Period. Any certificate of the Lender as to the rate and amount of interest determined by it under this Agreement in respect of any Interest Period shall, save for manifest error, be conclusive and binding on the Borrower and OFC.

6.3 Interest at the rate determined as aforesaid shall be calculated on each Advance and each part thereof on the basis of actual days elapsed and a 365 day year, shall accrue from day to day from and including the first day of each Interest Period to but excluding the date of repayment of such Advance.

6.4 If LIBOR cannot be determined for any reason the rate of interest applicable to such Advance shall be the sum of the Margin and the rate, expressed as a percentage rate per annum, which is the actual cost to the Lender of funding such Advance from whatever sources it may select during such Interest Period (as applicable) and, if the Lender so requires, within five days of such notification the Lender and the Borrower shall enter into negotiations with a view to agreeing a substitute basis for determining the rates of interest which may be applicable to Advances in the future.

7.       REPAYMENT AND APPLICATION OF RECEIPTS

7.1 The Borrower shall, subject as provided herein, repay the amount of the Term Loan then outstanding in full on the Term Loan Repayment Date. Any amount repaid, or any part thereof, may not be redrawn.

7.2 The Borrower shall repay the whole of the outstanding amount of each Revolving Advance on the Repayment Date relating thereto. Any amount repaid or any part thereof may, subject to the provisions of this Agreement, be redrawn.

7.3 If on any Interest Payment Date there is a BORROWING BASE DEFICIENCY the Borrower shall, at its option, on the Business Day immediately following the Interest Payment Date either:-

         (1) prepay an amount equal to the amount of the Borrowing Base Deficiency; or

         (2) provide additional Eligible Collateral of a value which is determined by the Lender to be at least equal to the amount of the Borrowing Base Deficiency, charged (by way of first fixed charge) in favour of the Lender.

7.4 On each Interest Payment Date all amounts standing to the credit of the Borrower Collection Account shall be applied in or toward satisfaction of obligations of the Borrower in the following order of priority:-

         (a) first, in or toward payment of all interest falling due to the Lender hereunder on the relevant Interest Payment Date together with any overdue interest accrued thereon up to and including the relevant distribution date;

         (b)      second,   in  or  towards  repayment  of  any  Borrowing  Base
                  Deficiency or any other amount due under Clause 7 on such date;

         (c) third, in or towards payment of all amounts due and owing to the Lender under all Transaction Documents other than the foregoing; and

         (d)      the balance to be released to the Borrower,

         Provided that at all times following an Acceleration the provisions of this Clause 7.4 shall cease to apply and after such time all amounts received or recovered in respect of the assets subject to the Security Documents may be applied by the Lender in or towards satisfaction of the Secured Liabilities in such order as the Lender in its absolute discretion shall determine.

7.5 If the Borrower is required to repay principal on any Advance on any day other than an Interest Payment Date, the Borrower shall be obliged to pay such amount together with interest accrued thereon to the date of such repayment.

7.6 If all or any part of any Advance is repaid under this clause other than on an Interest Payment Date, the Borrower will pay to the Lender on demand such amount as the Lender certifies to be necessary to compensate it for all losses excluding loss of Margin incurred or to be incurred by it on account of deposits acquired or arranged in order to fund the relevant Advance except in the case of repayment of any Advance pursuant to a securitisation underwritten by Greenwich Capital Markets, Inc. of Mortgage Loans financed hereunder. Any such certificate by the Lender shall be PRIMA FACIE evidence of such losses.

7.7 Subject to Clause 7.6, the Borrower may on any Business Day, upon five Business Days prior written notice to the Lender, prepay in whole or in part any Advance outstanding hereunder together with all accrued interest thereon.

7.8 If the outstanding Advances are prepaid pursuant to clause 10.6 or clause 11.4, the Revolving Commitment shall be reduced to zero and the Lender shall cease to be obliged to make Advances hereunder.

8.       EXAMINATION OF MORTGAGE FILES

8.1 The Lender shall have the right to examine the Mortgage Files to determine whether the Mortgage Loans to be financed fulfill the Underwriting Guidelines. Such examination may be made by the Lender at any time before or after the date on which any Advance is to be or was made.

8.2 If the Lender makes such examination prior to the date on which an Advance is to be made and properly identifies any Mortgage Loans which do not fulfill the Underwriting Guidelines such Mortgage Loans shall be deleted from the schedule of Mortgage Loans appended to the Drawdown Request.

8.3 The Lender may make an Advance without conducting any partial or complete examination. The fact that the Lender has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Lender's (or any of its successor's) rights provided herein.

9.       EVIDENCE OF DEBT

         The Lender shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder, and in any legal action or proceeding arising out of or in connection with this Agreement, the entries made in such accounts shall in the absence of manifest error be PRIMA FACIE evidence of the existence and amounts of the specified obligations of the Borrower.

10.      TAXES

10.1     The Lender and the Borrower intend:

         (1)      that they shall not vary this Agreement so as to extend:

                  (1)      the term of the Term Loan;

                  (2) the period during which any Advance may be drawn down or outstanding, beyond the Final Maturity Date, and

         (2) that the Lender shall not make any further advance or advances to the Borrower after the Final Maturity Date under or pursuant to any further agreement; and

         (3) that this clause 10.1 shall be without prejudice to the provisions of clause 16.9.

10.2 Accordingly, all payments to be made by the Borrower to the Lender hereunder shall be made free and clear of and without deduction or withholding for or on account of tax.

10.3 If the Borrower is nevertheless required as a result of any change in law or in its interpretation or administration to make any payment to the Lender hereunder subject to any deduction or withholding on account of tax the sum payable by the Borrower in respect of which such deduction or withholding is required to be made shall (subject to Clause 10.8) be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, the Lender receives and retains (free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

10.4 If the Borrower makes any payment hereunder in respect of which it is required by law to make any deduction or withholding on account of tax, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lender, within thirty days after it has made such payment to the applicable authority, an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of such payment or any other written evidence acceptable to the Lender.

10.5 All amounts payable under this Agreement are expressed to be exclusive of any VAT chargeable in respect thereof. If any VAT is chargeable in respect of such amounts, the Borrower shall, in addition, pay to the Lender an amount equal to such VAT, and the Lender shall provide the Borrower with a proper VAT invoice in respect thereof.

10.6 If the Lender or the Borrower becomes aware that the Borrower will be required as a result of any change in law or its interpretation or administration to make any payment to the Lender hereunder subject to any deduction or withholding on account of tax, the Lender or, as the case may be, the Borrower shall, promptly upon becoming aware of the same, notify the other party, in writing, setting out the reasons for the anticipated deduction or withholding and the date from which such deduction or withholding will be required by law to be made (such date the "WITHHOLDING DATE").

10.7 The Borrower shall be entitled, at any time within 45 days after the giving or receipt of notice under clause 10.6 to prepay all (but not part) of the Advances (together with all interest accrued thereon and other amounts then due hereunder) provided that:-

         (1) notice of prepayment pursuant to this clause 10.7 must state that the prepayment is to be made pursuant to this clause 10.7; and

         (2) the provisions of clause 7.6 shall not apply in respect of any such prepayment.

10.8 If, during the 45 day period, the Borrower is required to make any payment to the Lender hereunder subject to a deduction or withholding, the Borrower shall be entitled to make such payment net of the deduction or withholding but shall be obliged to pay the amount deducted or withheld to the relevant taxation authority in accordance with clause 10.4.

10.9 If, at the expiration of the 45 day period the Borrower has not prepaid under clause 10.7, the provisions of clause 10.3 shall apply from the 46th day.

11.      INCREASED COSTS

11.1     If, by reason of:-

         (1) the introduction of, or any change in any applicable law, regulation or regulatory requirement or any change in the interpretation or application of any thereof in each case after the date hereof and/or

         (2) compliance by the Lender or any holding company of the Lender with any applicable directive, request or requirement whether or not having the force of law but, if not having the force of law being of general application and of a type with which the Lender or a holding company of the Lender is accustomed to comply of any central bank or any self regulating organisation or any governmental, fiscal, monetary or other authority (including, but not limited to, a directive, request or requirement which affects the manner in which any bank allocates capital in support of its assets or liabilities or contingent liabilities or deposits with it or for its account or advances or commitments made by it) which is brought into effect after the date hereof, and if, to the extent of  compliance  with either or both of paragraphs
         (a) and (b):-


         (3) the Lender or any holding company of the Lender is unable to obtain the rate of return on its capital which it would have been able to obtain but for the Lender's entering into or assuming or maintaining a commitment or performing its obligations (including its obligation to make Advances) under this Agreement;

         (4) the Lender or any holding company of the Lender incurs a cost as a result of the Lender's entering into or assuming or maintaining a commitment or performing its obligations (including its obligation to make Advances) under this Agreement;

         (5) there is any increase in the cost to the Lender or any holding company of the Lender of funding or maintaining all or any of the Advances;

         (6) the Lender or any holding company of the Lender becomes liable to make any payment on account of tax or otherwise (except on account of any tax imposed on and calculated by reference to the net income of the Facility Office by the jurisdiction in which the Lender (or its holding company) is incorporated or in which the Facility Office is located), or foregoes any interest or other return, on or calculated by reference to the amount of any Advance or the amount of any sum received or receivable by it (or its subsidiary) under this Agreement, then the Borrower shall, from time to time on demand of the Lender, promptly pay to the Lender amounts sufficient to indemnify the Lender and its holding company against, as the case may be, (1) such reduction in the rate of return of capital, (2) such cost, (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Lender, attributable to its or its holding company funding or maintaining the Advance), or (4) such liability.

11.2 If the Lender intends to make a claim pursuant to clause 11.1 it shall notify the Borrower of the event by reason of which it is entitled to do so, such notification to be given as soon as practicable following the Lender becoming aware of the same, PROVIDED that nothing herein shall require the Lender to disclose any confidential information relating to the organisation of its affairs.

11.3 If the Borrower receives notice under clause 11.2, then without prejudice to the Lender's rights under clause 11.1, the Lender shall consult with the Borrower as to possible steps that could be taken to reduce any such increased costs, provided that the Lender shall be under no obligation to take any such steps considered.

11.4 Upon receipt of a notice under clause 11.2 the Borrower shall be entitled, upon the giving of 5 Business Days written notice, to prepay all (but not part) of the Advances (together with all interest accrued thereon and other amounts then due hereunder) provided that the provisions of clause 7.6 shall not apply in respect of any such prepayment.

12.      ILLEGALITY

         If, at any time, it is or becomes unlawful for the Lender to make, fund or allow to remain outstanding all or part of any of the Advances, then the Lender shall, promptly after becoming aware of the same, deliver to the Borrower a notice to that effect, the Lender shall not thereafter be obliged to make any Advances hereunder, the Revolving Commitment shall be immediately reduced to zero and, if the Lender so requires, the Borrower shall on such date as the Lender shall have specified repay any outstanding Advances, in each case together with accrued interest thereon and all other amounts owing to the Lender hereunder.

13.      PAYMENTS

         Any payment to be paid by the Borrower to the Lender pursuant to this Agreement shall be made in sterling, in immediately available, freely transferrable and cleared funds for value same day, to such account of the Lender as the Lender shall, from time to time, have specified in writing for such purpose.

14.      REPRESENTATIONS AND WARRANTIES

14.1 The Borrower and OFC (each in relation to itself) hereby represent, warrant, covenant and undertake to the Lender that (except as previously disclosed to the Lender in writing on or prior to the date hereof):-

         (1) it is a limited liability company duly incorporated under the laws of England and Wales and, in the case of OFC, it is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Florida and is duly authorised and qualified to transact any and all business contemplated by this Agreement and the other Transaction Documents to be conducted by it and is in compliance with such laws to the extent necessary to ensure its ability to enforce each Mortgage Loan;

         (2) it has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and has been duly authorised by all necessary corporate action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party; and this Agreement and each Transaction Document to which it is a party, assuming the due authorisation, execution and delivery thereof by the Lender, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

         (3) its execution and delivery of this Agreement and each Transaction Document to which it is a party, the consummation of any other of the transactions herein or therein contemplated on its part and the fulfillment of or compliance with the terms hereof or thereof will not (i) result in a material breach of any term or provision of its Memorandum and Articles of Association and/or its other constitutional documents or (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it;

         (4) it is not party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to its knowledge, would in the future materially and adversely affect, (i) its ability to perform its obligations under this Agreement or the
                  Transaction Documents to which it is a party or (ii) its business, operations, financial condition, properties or assets taken as a whole;

         (5) no litigation is pending or, to the best of its knowledge, threatened against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the Transaction Documents to which it is a party or its ability to perform any of its obligations hereunder or thereunder in accordance with the terms hereof or thereof;

         (6) no consent, approval, authorisation or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorisation or order is required, it has obtained or it is in the process of obtaining the same.

14.2 The representations and warranties under clause 14.1(a)-(f) inclusive shall be given on the date of this Agreement and shall be repeated on each date on which any Advance is outstanding hereunder by reference to the facts and circumstances existing at the relevant time.

14.3 The Lender represents and warrants to the Borrower in terms of clauses 14.1(a) to (f) (inclusive), mutatis mutandis, provided that the reference in clause 14.1(a) to England and Wales shall be construed as a reference to Bermuda.

14.4     (a)      The Borrower  hereby  represents  and warrants (as of the date hereof and the date on which the Initial Advance is made) that:

                  (1) with respect to each Pre-Existing Mortgage Loan, each of the representations and warranties set out in paragraph 7.3 of the Mortgage Loan Purchase Agreement as set out in Schedule 4 Part I hereto was, on the date on which such Pre-Existing Mortgage Loan was completed true and accurate in all respects; and

                  (2) with respect to each Existing Mortgage Loan which is not a Pre-Existing Mortgage Loan, each of the representations and warranties set out in paragraph 14.3(B) of the MML Loan Facility Agreement as set out in Schedule 4 Part II hereto was on the date referred to therein in respect of such Existing Mortgage Loan true and accurate in all respects.

                  (2) The Borrower hereby represents and warrants to the Lender in relation to each New Production Mortgage Loan and each Pipeline Loan, in each case as of the Advance Date on which an Advance was made to fund the origination or the purchase of the same hereunder or, if later, the date on which a Solicitors Undertaking re: New Mortgage Loans in respect thereof is issued, as follows (but on the basis that each reference in each representation and warranty to:-

                           (1)    a  Mortgage  Loan  shall  be  construed  as  a
                                  reference  to  the  relevant  New   Production
                                  Mortgage Loan and/or Pipeline Loan; and

                           (ii) the Advance Date shall be construed as a reference to whichever is the later of the relevant Advance Date or the date on which the relevant Solicitors Undertaking re. New Mortgage Loans is given):

                                  (1) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                                  (2) Unless otherwise agreed from time to time with respect to Non Performing Senior Mortgage Loans and Non Performing Junior Mortgage Loans, all payments due prior to the Advance Date have been made and none of the Mortgage Loans will have been contractually delinquent for 31 or more days more than once since the origination thereof, the Lender hereby agreeing that where the Mortgage Loan is funded hereunder on its origination, this warranty shall not apply;

                                  (3) Each Mortgage Deed constitutes (i) in the case of English Mortgage Loans, a valid and enforceable legal mortgage of the relevant Mortgaged Property subject only in certain cases to registration of the relevant Mortgage Deed at HM Land Registry, or (ii) in the case of Scottish Mortgage Loans, a valid and enforceable Standard Security over the relevant Mortgaged Property subject only in certain cases to registration or recording of the relevant Mortgage Deed in the Registers of Scotland, in either case duly executed by the Mortgagor named in the relevant Mortgage Deed;

                                  (4) On the date upon which an Advance is made the Borrower (subject only to registration of legal title at HM Land Registry or the Registers of Scotland as appropriate) has good title to each Mortgage Loan and the Collateral Security in respect of each such Mortgage Loan, has full right and authority to charge and assign the same by way of security and the same is the absolute property of the Borrower (subject to any registration or recording in favour of the Borrower which may be pending at

                                       HM  Land  Registry  or the  Registers  of
                                       Scotland)   free   and   clear   of   all
                                       mortgages,  securities,  charges,  liens,
                                       encumbrances,    claims   and    equities
                                       (including, without limitation, rights of
                                       set  off  or   counterclaim,   overriding
                                       interest  within  the  meaning of Section
                                       3(xvi) of the Land  Registration Act 1925
                                       or Section 28(1) of the Land Registration
                                       (Scotland)  Act 1979 and adverse  entries
                                       or   notices  of   application   therefor
                                       against  any title at HM  Registry or the
                                       Registers  of  Scotland  to any  relevant
                                       Mortgaged   Property)   except  any  such
                                       encumbrances,      claims,      equities,
                                       overriding  interests  or  entries  which
                                       rank after the interests of the Borrower,
                                       the  Lender  in the  Mortgaged  Loans  or
                                       which do not have an  adverse  effect  on
                                       the  value  of  the  relevant   Mortgaged
                                       Property  as  security  for the  relevant
                                       Mortgage Loan or which are the subject of
                                       a duly completed and signed  Postponement
                                       Agreement  or  appropriate  executed  MHA
                                       Documentation    as    contemplated    in
                                       sub-clause (X) below;

                                  (5) Each Mortgaged Property is a residential property or mixed commercial and residential property in the United Kingdom;

                                  (6) The steps necessary to perfect the vesting of full legal and equitable title to each Mortgage Loan and the Collateral Security in the Borrower have been duly taken at the appropriate time or are in the course of being taken with all due diligence;

                                  (7)  To  the  best  of  its  knowledge,   each
                                       Mortgaged Property is free of material damage;

                                  (8) Each Mortgage Loan at origination complied in all material respects with applicable laws and regulations including, where applicable, the Consumer Credit Act 1974 and any regulations made thereunder (and in particular no Mortgage Loan is cancellable thereunder) and consummation of the transactions contemplated hereby will not involve the violation of any such laws and regulations;

                                  (9) Neither it nor any prior holder of any Mortgage Loan has; (a) modified the Mortgage Loan in any material respect, except that a Mortgage Loan may have been modified by a written instrument in respect of which any applicable registration(s) have been completed; (b) satisfied, cancelled or subordinated such Mortgage Loan in whole or in part; (c) released the related Mortgaged Property in whole or in part from the security created by the relevant Mortgage Deed; or
                                       (d) executed any instrument of release, cancellation, discharge, modification or satisfaction with respect thereto;

                                  (10) No sub-mortgage, sub-charge, pledge, lien
                                       or  right of set off or  counterclaim  or
                                       other security  interest or other adverse
                                       right or interest has been created or has
                                       arisen between it and any Mortgagor which
                                       entitles or  entitled  the  Mortgagor  to
                                       reduce   the   amount   of  any   payment
                                       otherwise  due  under  the  terms of such
                                       Mortgagor's  Mortgage Loan (save,  in the
                                       case of junior  mortgages,  the  relevant
                                       prior ranking legal mortgage or mortgages
                                       of or Standard Security over the relevant
                                       Mortgaged   Property   created   by   the
                                       Mortgagor and any related security for the loan secured thereby);

                                  (11) Each Mortgage Loan was  originated in all
                                       material respects in accordance with the criteria set out in the Underwriting Guidelines;

                                  (12) In relation to each Mortgaged Property:-

                                       1)   in respect of title to  property  in
                                            England   or  Wales   which  is  not
                                            registered,  the relevant  Mortgagor
                                            had  or  was   acquiring   good  and
                                            marketable  title to the fee  simple
                                            absolute in possession (if freehold)
                                            or a term of years  absolute  of not
                                            less than  thirty  years  beyond the
                                            term  of  the   Mortgage   Loan  (if
                                            leasehold)    relating    to    such
                                            Mortgaged  Property and is free from
                                            any    encumbrance    which    would
                                            adversely affect such title;

                                       2)   in   relation   to  title  which  is
                                            registered at HM Registry, it was so
                                            registered  with title  absolute  in
                                            the  case of  freehold  property  or
                                            absolute leasehold or good leasehold
                                            title   of   the   requisite   title
                                            aforesaid  in the case of  leasehold
                                            property;

                                       3)   in   relation   to  which  title  is
                                            registered   or   recorded   in  the
                                            Registers  of  Scotland,  it  was so
                                            registered  or  recorded  with valid
                                            and marketable title (whether feudal
                                            or long  lease),  having in the case
                                            of a long lease an unexpired term of
                                            not less than  thirty  years  beyond
                                            the term of the Mortgage Loan;

                                       4)   no works on the  relevant  Mortgaged
                                            Property   were   carried   out   in
                                            violation of any applicable planning
                                            law  or   regulation   or   building
                                            regulations;

                                       5)   if the relevant  Mortgaged  Property
                                            is leasehold or (in  Scotland)  held
                                            under  long  lease,   any  requisite
                                            consent of the landlord to or notice
                                            to the  landlord of the  creation of
                                            the   relevant   Mortgage  had  been
                                            obtained or given and no consents of
                                            or  notices  to  such  landlord  are
                                            required     to    any     transfer,
                                            assignation  or  sub-charge  of  the
                                            relevant Mortgage, and a copy of any
                                            such  consent or notice is held with
                                            the  title  deeds  to  the  relevant
                                            Mortgaged  Property  or  held to the
                                            order   of   the   Lender   or   its
                                            Solicitors;

                                       6)   the relevant  Mortgaged  Property is
                                            not  subject  to any  adverse  third
                                            party   claim  or   proceeding   for
                                            compulsory acquisition thereof;

                                  (13) Each Mortgage relating to a Mortgage Loan
                                       (and any other documents  entered into in
                                       relation to the relevant  Mortgage  Loan)
                                       is   the   legal,   valid   and   binding
                                       obligation   of  the   grantor   thereof,
                                       enforceable in accordance with its terms and with applicable laws and parties thereto had legal capacity to execute the same and the same have been duly and properly executed by such parties;

                                  (14) Either:

                                       1)   the proceeds of the  Mortgage  Loans
                                            have been fully  disbursed and there
                                            is  no   requirement   for   further
                                            advances thereunder; or

                                       2)   if any retention was  recommended by
                                            the  Borrower  or  its  valuer,  the
                                            recommendation  to make a  retention
                                            was  implemented  and  cash  was not
                                            advanced   until  the  Borrower  had
                                            received  a  certificate  (or  other
                                            evidence   acceptable   to   it)  of
                                            completion  of the relevant  repairs
                                            or other works.

                                  (15) Each    Mortgage    Deed   is   in,    or
                                       substantially   in,   the   form  of  the
                                       relevant  attachment  annexed  hereto  in
                                       Annexure 2 or as otherwise agreed and approved by the Lender.

                                  (16) The    origination    and    underwriting
                                       practices   used  by  the  Borrower  with
                                       respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business in the United Kingdom and comply with the Underwriting Guidelines;

                                  (17) Either:

                                       1)   each  Mortgaged  Property is insured
                                            under  the  block  insurance  policy
                                            from time to time  maintained by the
                                            Borrower  to  provide,  where  it is
                                            agreed that the  Mortgagor  will not
                                            insure, cover against such risks and
                                            contingencies    as   are   commonly
                                            insured    against    in   a   fully
                                            comprehensive   buildings  insurance
                                            for  residential   properties  to  a
                                            minimum   of  the   full   cost   of
                                            reinstatement  thereof together with
                                            inflation  cost over any period that
                                            may be required  for  obtaining  any
                                            relevant  planning   permission  and
                                            other      approvals     and     the
                                            reinstatement  or repair  period and
                                            architects  and  other  professional
                                            fees; or

                                       2)   where  the  Mortgagor  insures,  the
                                            Borrower has  established  that such
                                            insurance   was,   at  the  date  of
                                            origination of the relevant Mortgage
                                            Loan,   in   accordance   with   the
                                            foregoing    provisions    of   this
                                            sub-clause,    with   a    reputable
                                            insurer,  with an acknowledgement by
                                            the insurer that the interest of the
                                            Borrower   has   been   or  will  be
                                            promptly   following   the  relevant
                                            Advance  Date noted on the  relevant
                                            policy.  In the  case  of  leasehold
                                            property in England  and Wales,  the
                                            relevant   Mortgaged   Property   is
                                            insured under arrangements  effected
                                            by    the    freeholder    or    any
                                            intermediate leaseholder, on a fully
                                            comprehensive basis as aforesaid.

                                  (18) Prior to making the relevant  advance the
                                       subject of a Mortgage  Loan, the Borrower
                                       carried  out or caused to be  carried  on
                                       its behalf the  investigations,  searches
                                       (other than local authority searches) and
                                       other  actions  and made or  caused to be
                                       made on its  behalf the  enquiries  as to
                                       the Mortgagor's status that were required
                                       in accordance  with the relevant  lending
                                       criteria of the  Borrower  applicable  at
                                       the time  when the offer of  advance  was
                                       made  and  the   results   thereof   were
                                       acceptable  to the Borrower in accordance
                                       with  such   lending   criteria  for  the
                                       purposes of the proposed advance;

                                  (19) Any  further  advances  after the date of
                                       the  Mortgage  Deed but made prior to the
                                       Advance  Date  have been  advanced  under
                                       separate  mortgage   documentation  (and,
                                       accordingly,  have not been  consolidated
                                       with  the  outstanding  principal  amount
                                       secured by the Mortgage),  and all ground
                                       rents, ground burdens and service charges
                                       and other  payments  required in relation
                                       to
                                       leasehold  property or heritable property
                                       which  previously  became  due and  owing
                                       have  been  paid.   Except  for  interest
                                       accruing  from the  date of the  relevant
                                       Mortgage  Deed or date of  advance to the
                                       relevant  Mortgagor,  whichever is later,
                                       to the day  which  precedes  by one month
                                       the  date  for   payment   of  the  first
                                       installment  of principal  and  interest,
                                       the Borrower has not advanced  funds,  or
                                       induced,  solicited or knowingly received
                                       any  advance  of funds  by a party  other
                                       than   the    Mortgagor,    directly   or
                                       indirectly, for the payment of any amount in relation to the relevant Mortgage Loan save to the extent that the same reduces the Mortgage Loan;

                                  (20) To the best of the  Borrower's  knowledge
                                       and belief (the Borrower  having made all
                                       reasonable   enquiries)   there   is   no
                                       default,  breach,  violation  or event of
                                       acceleration  existing under any Mortgage
                                       Loans and it has not waived any  default,
                                       breach,    violation    or    event    of
                                       acceleration other than any waiver which is in accordance with and permitted under the relevant Manuals;

                                  (21) Each  Mortgage  File contains a valuation
                                       of  the   relevant   Mortgaged   Property
                                       undertaken  on  the  instructions  of the
                                       Borrower  or  instructions  issued on its
                                       behalf  or as  the  case  may  be by  any
                                       predecessor  in title in  relation to the
                                       relevant Mortgage Loan) by an independent
                                       qualified  valuer  being an  associate or
                                       fellow   of  the   Royal   Institute   of
                                       Chartered  Surveyors  or, as the case may
                                       be,  Society of Valuers and  Auctioneers,
                                       in each case approved by the Borrower and
                                       unless   otherwise   agreed  between  the
                                       Lender and the Borrower, the principal amount advanced to the relevant Mortgagor was not more than the amount permissible under the terms of the relevant Program;

                                  (22) At the time of the making of the Mortgage
                                       Loan,  the  Mortgaged  Property  was  not
                                       located  within  a 1 mile  radius  of any
                                       contaminated   land  or  any  land   with
                                       environmental  or  hazardous  waste risks
                                       known to the  Borrower or, where such was
                                       the  case,  an  environmental  audit  was
                                       procured by the  Borrower or evaluated in
                                       accordance     with    its    established
                                       environmental   review  procedures,   and
                                       found to be satisfactory;

                                  (23) In  selecting   the  Mortgage   Loans  in
                                       respect  of  which   Advances   are  made
                                       hereunder,  no  selection  procedure  was
                                       employed  by  the   Borrower   which  was
                                       intended   to   adversely    affect   the
                                       interests of the Lender;

                                  (24) Prior  to  the  making  of  the  relevant
                                       mortgage  advance,  enquiry  was  made of
                                       each  Mortgagor as to the identity of the
                                       persons  in  actual   occupation  of  the
                                       Mortgaged Property and (i) in the case of
                                       English Mortgage Loans, any person who at
                                       the date  when the  advance  was made had
                                       attained  the  age  of  18  and  who  was
                                       identified  in writing to the Borrower or
                                       its   Solicitor   by  the   Mortgagor  as
                                       residing  or being about to reside in the
                                       relevant  Mortgaged  Property  is  either
                                       named as joint  mortgagor on the relevant
                                       Mortgage  Deed or has  signed  a  legally
                                       binding  agreement   postponing  (each  a
                                       "POSTPONEMENT  AGREEMENT") all rights and
                                       entitlements  to which such person may be
                                       entitled in the Mortgaged Property to the
                                       interests, rights and entitlements of the
                                       Borrower or such other person as may have
                                       or acquire as mortgagee or chargee of the
                                       property   from   time  to   time,   such
                                       agreement  in a form as was  satisfactory
                                       to such  Solicitor,  and (ii) in the case
                                       of Scottish Mortgage Loans,  prior to the
                                       making of the  advance,  the  Borrower or
                                       its  Solicitor   obtained  all  necessary
                                       validly executed MHA  Documentation so as
                                       to  ensure  that   neither  the  relevant
                                       Mortgage Loan nor the relevant  Mortgaged
                                       Property  was  subject to or  affected by
                                       any  statutory   right  of  occupancy  in
                                       favour of a non-entitled spouse;

                                  (25) The  Borrower  has kept,  or caused to be
                                       kept, full and proper accounts, books and
                                       records    showing    all    transactions
                                       payments,    receipts   and   proceedings
                                       relating to that Mortgage and all such accounts, books and records are up to date and in its possession or held to its order;

                                  (26) There  exists no  litigation,  dispute or
                                       complaint   (subsisting   or  pending  or
                                       threatened) calling into question in any way title of the Borrower to any Mortgage Loan or, to the best of its knowledge, the relevant Mortgagor's title to his Mortgaged Property;

                                  (27) The Mortgage  Loan  Documents are held to
                                       the order of the  Lender by the  relevant
                                       Solicitor  or have  been  lodged  at H.M.
                                       Land   Registry  or  the   Registers   of
                                       Scotland   and  in  the   case   of  each
                                       Mortgaged Property the title to which is registered or for which application for first registration has been made the Borrower knows the title number under which the Mortgaged Property is (or, in the case of first registration, is to be) registered at H.M. Land Registry or the Registers of Scotland;

                                  (28) In  relation  to each  Mortgage  Deed for
                                       Mortgaged Property where registration is pending at H.M. Land Registry, there is no caution, notice or other entry which would prevent the registration of the Mortgage Deed as a charge by way of first or, as the case may be, second or third subsequent legal mortgage.

                                  (29) None of the Mortgagors which pay interest
                                       is a company.

14.5 It is acknowledged, that references in this clause 14 to Mortgage Loans shall include reference to the relevant Collateral Security, as appropriate.

15.      REMEDIES FOR BREACH OF  REPRESENTATIONS  AND  WARRANTIES

15.1 lt is understood and agreed that the representations and warranties set forth in clauses 14.1, 14.2 and 14.4 shall survive the charging of Mortgage Loans to the Lender and shall enure to the benefit of the Lender notwithstanding the examination by the Lender or failure by the Lender to examine any Mortgage File.

15.2     With respect to the representations and warranties contained in clauses
         14.1. and 14.4 which are made to the best of the Borrower's (or OFC's) knowledge, after reasonable inquiry and investigation, if it is discovered by either the Borrower or OFC or the Lender that the substance of such representation and warranty is inaccurate and in the case of those in clause 14.4 such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the Lender's interest in the Mortgage Loan then, notwithstanding the Borrower's (or OFC's) lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, the Lender shall have the same rights in respect of the breach thereof as it would have if the applicable representation or warranty was breached.

15.3 Upon discovery by OFC (but only with respect to the representation and warranties made by OFC in clause 14.1) the Borrower or the Lender of a breach of any of the foregoing representations and warranties

                  (a)      given under clause 14.1; or

                  (b) given under clause 14.4 which materially and adversely affects the value of the Mortgage Loans or the interest of the Lender in the Mortgage Loan (or which materially and adversely affects the interests of the Lender in or to the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan)

          the party discovering such breach shall give prompt written notice to the other.

15.4 If following a review undertaken by the Lender within a period of 30 days after the date of any Revolving Advance, a material breach of the warranties in clause 14.4 shall be discovered, the same shall constitute a breach of such representation and warranty irrespective of whether the same materially and adversely affects the value of the relevant Mortgage Loan(s) provided that notice regarding such breach shall have been delivered by the Lender to the Borrower promptly following such review.

15.5 Within 60 days of the earlier of either discovery by or notice to the Borrower of any breach of a representation or warranty given under clause 14.4 which materially and adversely affects the value of any Mortgage Loan, the Borrower shall use all reasonable endeavours promptly to cure such breach and, if such breach cannot be cured or is not cured at the end of such 60 day period or if it is determined at any time following discovery or notice that such breach cannot be cured, the Borrower shall:-

         (1)      repay the Advance (or such part  thereof)  made  hereunder  to
                  fund  the  relevant  Mortgage  Loan,   together  with  accrued
                  interest thereon, on demand of the Lender; or

         (2) with the Lender's prior consent provide additional collateral of a type and amount reasonably acceptable to the Lender (which may include Eligible Collateral Loans), charged in favour of the Lender pursuant to such security documents as shall be acceptable to the Lender;

         and when the Borrower has repaid the Advance (or relevant part thereof) under sub-clause 15.5(a) or provided additional collateral in accordance with sub-clause 15.5(b) the Lender shall, at the cost of the Borrower, release the relevant Mortgage Loan or Mortgage Loans from the security constituted by the Debenture together with all Collateral Security related thereto.

15.6 Without prejudice to the Lender's rights under clause 15.5(a), and for such time as the Borrower's obligations thereunder shall remain undischarged, the Lender shall be entitled to satisfy and discharge any obligation it may have to make an Advance hereunder through set-off of the Borrower's obligations to it under clause 15.5(a) and if the Lender does so it shall be treated for all purposes as if it had satisfied its obligation to make the relevant Advance through remittance of the relevant funds in cash.

15.7     The Lender agrees that, in respect of breaches of warranty under clause
         14.4 (but not under clause 14.1) its sole remedies shall be those provided in this clause 15.

16.      UNDERTAKINGS AND COVENANTS

16.1 The Borrower and (but only where the covenant or undertaking relates to OFC) OFC hereby undertake with the Lender that from and after the date hereof and until all sums due and to become due hereunder have been paid or repaid in full and the Facility shall no longer exist:

         (1) the Borrower and OFC shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licenses and consents required in or by the laws and regulations of England, Scotland and (in the case of OFC) Florida to enable it lawfully to enter into and perform its obligations under this Agreement and each Transaction Document and to ensure the legality, validity, enforceability or admissibility in evidence in England and in Scotland of this Agreement and each Transaction Document and shall ensure that none of the foregoing are revoked or modified;

         (2) the Borrower and OFC shall promptly inform the Lender of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender or as notified in such confirmation, no such event has occurred;

         (3) the Borrower shall ensure that at all times the claims of the Lender against it under this Agreement are secured as provided in the Security Documents and that the security thereunder will be of the nature and will rank in the priority it is expressed to have in the Security Documents;

         (4) the Borrower shall not, without the prior written consent of the Lender, create or permit to subsist any Security over all or any of its present or future revenues or assets save for security created (or permitted) under the Security Documents;

         (5) the Borrower shall not, without the prior written consent of the Lender, make any loans, grant any credit or give any guarantee or indemnity (except (i) as contemplated in the Transaction Documents; or (ii) to OFC or any of its subsidiary companies or affiliates) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person;

         (6) the Borrower shall not, without the prior written consent of the Lender, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets except as permitted under the Debenture;

         (7) the Borrower undertakes to continue to endeavour to settle all matters outstanding and pending with the OFT from time to time as expeditiously as reasonably practicable;

         (8) the Borrower will procure that the origination of all New Production Mortgage Loans and Pipeline Loans does not violate in any material respect:-

                  (1)      OFT Guidelines and;

                  (2) any undertakings or agreements from time to time between the Borrower, any holding company or any subsidiary of the Borrower and the OFT;

         (9) the Borrower will procure that the Lender is promptly provided with copies of any OFT related correspondence sent or received on or after the date hereof provided that nothing in this or any other undertaking shall entitle the Lender to receive access to or copies of privileged correspondence between the Borrower and its counsel;

         (10)     the  Borrower  will  procure  that  all  Mortgage   Files  are
                  delivered to Hayes Business Services Limited or such other storer as the Lender may have approved (acting reasonably) from time to time (subject always to clause 3.10(c) of the Debenture) as soon as reasonably practicable following receipt of the recorded deed and shall use reasonable endeavours to procure that the Lender has, upon 1 Business Day's notice, access to the offices of all Solicitors, Hayes Business Services Limited or other storage provider aforesaid) during normal business hours and shall procure that the Solicitors are instructed to allow the Lender to take possession of any Mortgage File in relation to any Mortgage Loan financed or to be financed hereunder;

         (11) all New Production Mortgage Loans will be originated and all Pipeline Loans acquired have been originated in accordance with the Underwriting Guidelines;

         (12) the Borrower will not amend the Standard Documentation without the prior written consent of the Lender;

         (13) the Borrower shall deliver to the Lender as soon as the same are available, and in any event within one hundred and twenty
                  (120) days after the end of each of its financial years a copy of its audited annual financial statements;

         (14) the Borrower shall provide the Lender promptly upon request with any information relating to it and/or its financial condition as the Lender may from time to time reasonably require in connection with this Agreement;

         (15) the Borrower shall ensure that each set of audited annual financial statements delivered pursuant to sub-clause (m) are prepared in accordance with generally accepted accounting principles and on the same basis every year and half year (save as may be required from time to time as a result of changes in law or regulation or generally accepted accounting principles);

         (16) each of the Borrower and OFC shall, promptly upon receipt of the same, deliver to the Lender a copy of any independent accountants' management letters received by it relating to it;

         (17) the legal and equitable title of each Existing Mortgage Loan and New Production Mortgage Loan and Pipeline Loan financed hereunder and not sold or otherwise disposed of (whether through a securitisation, whole loan sale or otherwise) by the Borrower will be held in the name of the Borrower;

         (18)     the Borrower shall procure that:

                  (1) the transfer to it of legal and equitable title to all Existing Mortgage Loans pursuant to the Sale Agreement is perfected in the name of the Borrower; and

                  (2) the transfer to it of legal and equitable title to any New Production Mortgage Loan the origination of which is financed hereunder or to any Pipeline Loan the acquisition of which is financed hereunder is perfected in the name of the Borrower, and shall procure that in each case all necessary steps are undertaken to protect the Borrower's Security including as appropriate registration of the relevant mortgages in the name of the Borrower at HM Land Registry or Registers of Scotland which registration shall be completed within 6 months from the date of application to the relevant registry and will submit each such application promptly (and within any applicable priority time periods) and shall procure that the Solicitors will comply with the Solicitors Undertakings and the Borrower shall be responsible for and meet any registration fees and other costs in connection therewith, provided that breach by the Borrower of this provision in relation to any one or more Existing Mortgage Loans, New Production Mortgage Loans or Pipeline Loans shall not constitute an Event of Default but shall entitle the Lender to require repayment of the Advance, or part thereof, (and all interest accrued thereon) which funded the acquisition of the relevant New Production Mortgage Loan or Existing Mortgage Loan or Pipeline Loan against release by the Lender of the relevant Mortgage Loan from the security created by the Debenture;

         (19) the Borrower shall procure that where any retention is made in respect of a Mortgage Loan funded hereunder, the amount retained is, pending advance of the same against the relevant certificate (or other evidence) of completion of the relevant works, held either in the Borrower Funding Account or with the relevant Solicitor under the terms of the Solicitor's Undertaking re: New Monies Advance.

16.2 The Borrower shall procure that the Servicer provides such certificates as required by the Lender pursuant to the Servicing Agreement.

16.3 The Borrower shall, or shall procure that either the Servicer or the Solicitors shall, within 5 days of the date hereof in relation to Existing Mortgage Loans and within 5 days of the requisition of a Pipeline Loan forward to the relevant Mortgagor and any other relevant Mortgagee of a Mortgaged Property a notice of transfer in the form approved in writing by the Lender.

16.4 The Borrower shall not originate any MIRAS loans without the prior written consent of the Lender.

16.5 The Borrower shall, if required by the Lender give notice to Borrowers requiring the Borrowers to redirect payment so as to pay direct to the Borrower Collection Account, or such other account of the Borrower or (following an Acceleration) such other Account as the Lender shall specify.

16.6 The Borrower shall not be entitled, without the prior written consent of the Lender, to give Notice to any Borrower requiring such Borrower to redirect payments so as to make payments directly to any account other than the relevant Collection Account, or other account to which they are, at the relevant time, required to make such payments.

16.7 The Borrower shall procure, in so far as it is able to do so, that all amounts payable under each Existing Mortgage Loan, New Production Mortgage Loans and Pipeline Loans financed hereunder is, for so long as it is so financed, paid by the relevant Mortgagor:

         (1) to the relevant Collection Account until notice is given in accordance with the Transaction Documents to any Mortgagor requiring the relevant Mortgagor to pay all amounts under the relevant Mortgage Loan directly to the Borrower Collection Account, or other account specified in any such notice; and

         (2) thereafter (save for amounts properly deducted therefrom by the Servicer as permitted by the Servicing Agreement) directly to the Borrower Collection Account or other account so specified in such notice;

16.8     The Guarantor shall, for so long as this Agreement is in effect:

         (a)      maintain  a  minimum   Consolidated   Tangible  Net  Worth  of
                  $320,000,000.00 (three hundred and twenty million United States dollars);

         (b) not permit the ratio of its Consolidated Indebtedness to Consolidated Tangible Net Worth to exceed 12:1; and

         (c) maintain liquid assets consisting of cash and cash equivalents on an unconsolidated basis of not less than $15,000,000.00 (fifteen million United States dollars);

         provided that if the Guarantor is or becomes obligated to another creditor during the term of this Agreement to comply with financial covenants of a type substantially similar to the foregoing but on terms more favourable to such creditor, the Guarantor shall, so long as such more favourable covenants shall be in effect, be obligated to comply with such covenants as though set out in full herein.

16.9 The parties hereto covenant with each other to use reasonable best endeavours to procure that a further loan facility (and associated security and guarantee documentation) (the "New Facility") is entered into between the Borrower, the Guarantor and Greenwich Capital Financial Products Inc. or such other Greenwich entity (other than the Lender) as is agreed between the parties (the "NEW LENDER") prior to the Final Maturity Date, pursuant to which the New Facility would be provided:-

         (1)      to refinance indebtedness under the Revolving Facility; and

         (2) to refinance indebtedness under the Term Loan, but only until the Term Loan Repayment Date,

         on substantially the same terms and conditions as set out in the Transaction Documents save that:-

                  (1) the Final Maturity Date (subject to extension in the sole discretion of the Lender) of the revolving facility thereunder shall be the day falling 364 days after the date of this Agreement;

                  (2) the repayment date of the term loan thereunder shall be the Term Loan Repayment Date; provided that the repayment date for up to (pound sterling) 25,000,000 of the Term Loan may have a final maturity date of up to 90 days beyond the Term Loan Repayment Date;

                  (3) the New Lender shall obtain to its satisfaction a valid first priority Security interest in, to and under, inter alia, the Scottish Mortgage Loans;

                  (4) the New Lender shall, at its option, either have valid, first priority fixed Security over buildings policies (including all block policies), contingency policies, mortgage indemnity policies, life policies, ASU policies and protected income cover policies relating to the Mortgage Loans, or shall be named as an additional assured in respect of its interest on such policies, subject to such endorsements as the Lender shall reasonably request; and

                  (5) under the New Facility up to 20% of the aggregate credit available under the New Facility may be used to fund in any combination:

                           (1) non performing mortgage loans provided such loans have not been financed under this Agreement and the New Facility (in the aggregate) longer than 180 days; and

                           (2) performing mortgage loans which have been financed under this Agreement and the New Facility (in the aggregate) longer than 180 days, provided that such loans remain performing and are removed from the facility no later than the 270th day;

                  (6) except as provided in clause (ii) and (v) above, no mortgage loan may be funded under this Agreement and the New Facility (in the aggregate) longer than 180 days;

                  (7) from a date to be mutually agreed advances under the revolving facility may only be made once a week on Business Days during the Availability Period.

         In the event that a New Facility is entered into the Borrower will procure that the Mortgage Loans are serviced for the duration of such facility by the Servicer (or other servicer acceptable to the Lender and the Borrower in accordance with clause 16.9 of the Servicing Agreement) pursuant to a servicing agreement on substantially the same terms as those under the Servicing Agreement.

17.      DEFAULT

17.1     In the event of:-

         (1) any default by the Borrower in the payment of any amount due for payment hereunder or under any Transaction Document within two Business Days after receipt of written notice by the Lender requiring payment of the same; or

         (2) the Borrower failing to observe or perform any other covenants, obligations or agreements of the Borrower under this Agreement or any Transaction Document which, if (in the good faith opinion of the Lender) capable of remedy shall not have been remedied (to the satisfaction of the Lender) within thirty days of being required by the Lender to do so; or

         (3) any representation or warranty made or repeated by the Borrower under this Agreement (other than any representation or warranty made or deemed to be made pursuant to clause 14.4) or under any other Transaction Document or any representation and warranty made or repeated by OFC hereunder being or proving to be or have been untrue or incorrect or misleading in any material respect as at the date at which it was made or repeated, and in the case of any such breach which is (in the good faith opinion of the Lender) capable of remedy, the relevant breach not having been remedied within thirty days of the Lender requiring the Borrower or, as the case may be, OFC to do so; or

         (4) any default by OFC in the payment of any amount due for payment hereunder or under the Indemnity on the due date therefor; or

         (5) OFC failing to observe or perform any other covenant, obligation or agreement contained hereunder or in the Indemnity which, if (in the good faith opinion of the Lender) is capable of remedy has not been remedied (to the satisfaction of the Lender) within thirty days of the Lender requiring OFC to do so; or

         (6) the Servicing Agreement being terminated, or becoming capable of being terminated (after expiration of any applicable grace periods) in accordance with its terms other than by reason of a Disposal that by its terms is conditional upon a release of servicing in respect of such Mortgage Loans; or

         (7) OFC or the Servicer failing to observe or perform any material covenant, obligation or agreement (including any obligation to make any payment) on its part to be observed or performed under any Transaction Document (other than, in the case of OFC, this Agreement, or the Indemnity and, in the case of the Servicer the Servicing Agreement) which is (in the good faith opinion of the Lender) capable of remedy shall not have been remedied (to the satisfaction of the Lender) within thirty days (or such shorter or longer grace period as may apply in respect of the relevant breach under the relevant Transaction Document) of the Lender requiring remedy of the same; or

         (8) any representation or warranty made or repeated by OFC or the Servicer under any Transaction Document (other than, in the case of OFC, this Agreement and the Indemnity and in the case of the Servicer, the Servicing Agreement) being or becoming untrue or misleading as of the date on which made or repeated and, in the case of any such breach which is (in the good faith opinion of the Lender) capable of remedy, the relevant breach not having been remedied to the satisfaction of the Lender within thirty days (or such shorter or longer grace period as may apply in respect of the relevant breach under the relevant Transaction Document) of the Lender requiring OFC or the Servicer, as the case may be, to do so; or

         (9) the loss by the Borrower or the Servicer of its Consumer Credit Act License; or

         (10) an adverse determination being made by the OFT in respect of any Minded to Revoke Notice served by the OFT on any of the Borrower or the Servicer in respect of the Consumer Credit Act License of the Borrower or the Servicer irrespective of any right to appeal (or other right) which the Borrower, or the Servicer may have thereafter, a "determination" being the decision or determination made by the Director (as defined under the CCA) under section 34(3) CCA in respect of the relevant Minded to Revoke Notice; or

         (11) an injunction or interdict (which relates to its residential mortgage lending business including, without limitation, Mortgage Loans financed hereunder) being obtained by (or on behalf of) the OFT against the Servicer or the Borrower which remains in effect for more than 60 days;

         (12) an order being made or an effective resolution being passed for winding up of the Borrower, the Servicer or OFC or any analogous provision or order being made under any applicable jurisdiction; or

         (13) the Borrower, the Servicer or OFC ceasing or threatening to cease to carry on business or a substantial part of such business or stopping payment or threatening to stop payment of its debts or being or becoming unable to pay its debts within the meaning of Section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986, as that section may be amended, (or as the case may be any analogous provision under any applicable jurisdiction) or otherwise becoming unable to pay its debts as they fall due or the value of its assets falling to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or the Borrower, the Servicer or OFC otherwise becoming insolvent;

         (14) proceedings being initiated against the Borrower, the Servicer or OFC under any applicable liquidation, insolvency, composition, bankruptcy, reorganisation (other than a reorganisation the terms of which have been approved by the Lender and where the Borrower, the Servicer or OFC is solvent) or other similar laws, or a petition for an administration order being presented against the Borrower, or the Servicer or OFC or an administrative or other receiver, administrator or other similar official in any applicable jurisdiction being appointed in relation to the Borrower, or the Servicer or OFC or in relation to the whole or any substantial part of the undertaking of or assets of the Borrower, or the Servicer or OFC or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Borrower, or the Servicer or OFC or a distress, diligence or execution or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Borrower, or the Servicer or OFC or the Borrower, or the Servicer or OFC initiating or consenting to judicial proceedings relating to itself under any applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally; or

         (15) any material adverse change in the condition (financial, business, prospects or otherwise) of any of the Borrower or OFC occurring, which, in the reasonable judgment of the Lender is reasonably likely to prevent the Borrower or OFC, as the case may be, from performing its respective material obligations under any Transaction Document or is likely to adversely affect the value (to the Lender) of its security whether by adversely affecting the value of such security, the prospects of a sale thereof or otherwise; or

         (16) the Borrower ceasing to be a wholly owned subsidiary of the Guarantor; or

         (17) any Indebtedness, arising under any one or more transactions of the Guarantor and/or the Borrower, in excess (in aggregate) of $5,000,000 or the equivalent thereof in any other currency (determined by translating the other currency into dollars at the mean of National Westminster Bank Plc's spot buying and selling rates (based on the market rates prevailing at the relevant time) for the exchange of dollars and such currency at the relevant time):-

                  (1) not being paid on its due date or within any applicable grace period; or

                  (2) if payable on demand, not being paid on demand or within any applicable grace period; or

                  (3) becoming due by reason of a declared (or automatic) event of default (howsoever described) prior to its original maturity date and not being paid within 5 days of its required date of payment.

         (each of the foregoing an "EVENT OF DEFAULT"), the Lender may, for so long as such event is continuing unwaived by the Lender do each or any of the following:

                  (i) declare, by notice in writing to the Borrower, any undrawn portion of the Revolving Commitment or any of it to be no longer available to the Borrower; and/or

                  (ii) declare, by written notice to the Borrower, all Advances outstanding together with all interest accrued thereon and all other sums then due and outstanding hereunder from the Borrower to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or

                  (iii) enforce all or any of its security under the Security Documents; and/or

                  (iv) terminate the Servicing Agreement pursuant to its terms; and/or

                  (v)      terminate this Agreement,

         whereupon the Lender shall cease to be obliged to make Advances hereunder.

17.2 If any Advance shall be declared immediately due and payable as aforesaid, the Borrower shall pay to the Lender such amount as the Lender certifies to be necessary to compensate it for any loss incurred (excluding loss of Margin) or to be incurred on account of deposits acquired or arranged in order to fund such Advances as a consequence of such Event of Default.

17.3 The rights conferred on the Lender pursuant to this clause 17 shall be in addition to whatever rights the Lender may have both at law and in equity.

17.4 The Lender may waive any default by the Borrower in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

17.5 The Borrower agrees to indemnify and keep indemnified the Lender from and against any loss, cost (including any cost of enforcement), liability (including any tax liability), claim or damage which the Lender incurs or suffers as a consequence of the occurrence of any Event of Default and the indemnity may, without limiting the Lender's rights, be claimed as a debt or liquidated demand. 1.1

18.      DEFAULT INTEREST

18.1 If any sum due and payable by the Borrower hereunder is not paid on the due date therefor or if any sum due and payable by the Borrower under any judgement or decree of any court in connection herewith is not paid on the date of such judgement or decree, the period beginning on the date seven days after such due date (in the case of non payment by the Borrower of an amount due hereunder) or, as the case may be, the date of such judgement or decree and ending on the date upon which the obligation of the Borrower to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "UNPAID SUM") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this clause 18) be selected by the Lender.

18.2 During each such period relating thereto as is mentioned in clause 18.1 an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of two per cent and the Margin in respect thereof at such time and LIBOR on the first day of the relevant period provided that:

         (1) if, for any such period, LIBOR cannot be determined, the rate of interest applicable to such unpaid sum shall be the rate per annum which is the sum of two per cent and the Margin in respect thereof at such time and the rate per annum determined by the Lender to be equal to the rate which express as a percentage rate per annum equals the cost to it of funding such unpaid sum for such period from whatever sources it may select; and

         (2) if such unpaid sum is all or part of an Advance which became due and payable on a day other than the Repayment Date therefor, the first such period applicable thereto shall be of a duration equal to the unexpired portion of that Term and the rate of interest applicable thereto from time to time during such period shall be that which exceeds by two per cent the rate which would have been applicable to it had it not so fallen due.

18.3 Any interest which shall have accrued under clause 18 in respect of an unpaid sum shall be due and payable and shall be paid by the Borrower at the end of the period by reference to which it is calculated or on such other dates as the Lender may specify by written notice to the Borrower.

19.      CALCULATIONS

19.1 The Borrower shall, for each Interest Payment Date, calculate the Borrowing Base Deficiency for that date such calculation to be done as soon as possible after the applicable Determination Date and in any event no later than the third Business Day prior to the Interest Payment Date in question and shall notify the same to the Lender, immediately upon calculation of the same.

19.2 The Lender shall, for the purposes of the calculation under clause 19.1, notify the Borrower of the fair market value of all Existing Mortgage Loans, New Production Mortgage Loans and Pipeline Loans financed under this Agreement which have not, at the relevant time, been sold or otherwise disposed of by the Borrower, as determined by the Lender in good faith.

19.3 The Lender's determination of the matters to be notified to the Borrower under clause 19.2 shall, in the absence of manifest error or bad faith, be final and binding on the parties hereto.

19.4 The Borrower's determination of the Borrowing Base Deficiency once agreed by the Lender under clause 19.5 shall, in the absence of manifest error or bad faith (on the part of either party), be final and binding on the parties hereto.

19.5 The Lender shall use reasonable endeavours to agree the Borrower's determinations of the Borrowing Base Deficiency within three Business Days of notification of the same to the Lender.

20.      CURRENCY OF ACCOUNT

20.1 Sterling is the currency of account and payment for each and every sum at any time due from the Borrower hereunder provided that each payment in respect of costs and expenses shall be made in the currency in which the same were incurred.

20.2 If any sum due from the Borrower under this Agreement or any order or judgement given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order, decree or judgement into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Borrower, (b) obtaining an order, decree or judgement in any court or other tribunal or (c) enforcing any order, decree or judgement given or made in relation hereto, the Borrower shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and
         (ii) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgement, decree, claim or proof.

21.      SET-OFF

21.1 The Borrower authorizes the Lender to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Lender in satisfaction of any sum due and payable from the Borrower to the Lender hereunder but unpaid.

21.2 All payments required to be made by the Borrower hereunder shall be calculated without reference to any set-off, deduction or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off, deduction or counterclaim.

22.      CALCULATION OF INTEREST

23.1 Interest shall accrue from day to day and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed.

23.      COSTS AND EXPENSES

23.1 The Borrower shall, save where expressed to the contrary in any other Transaction Document, from time to time on demand of the Lender, reimburse the Lender for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Agreement, the Transaction Documents and the completion of the transactions pursuant to this Agreement or the Transaction Documents or in connection with the preservation and/or enforcement of any of the rights of the Lender under this Agreement and the Transaction Documents.

23.2 The Borrower shall pay all stamp, registration and similar taxes to which this Agreement or any judgement or decree given in connection herewith is or at any time may be subject (including in relation to the perfection of security granted by the Security Documents) and shall, from time to time on demand of the Lender, indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

23.3 The Borrower shall, from time to time on demand of the Lender compensate the Lender at such daily and/or hourly rates as the Lender shall from time to time reasonably determine for the time and expenditure, all costs and expenses (including telephone, fax, copying, travel and personnel costs) incurred by the Lender in connection with its taking such action as it may deem appropriate or in complying with any request by the Borrower in connection with (a) the granting or proposed granting of any waiver or consent requested hereunder by the Borrower; (b) any actual, potential or reasonably suspected breach by the Borrower of its obligations hereunder; (c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or (d) any amendment or proposed amendment hereto requested by the Borrower.

24.      REMEDIES AND WAIVERS

         No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. Save as otherwise expressly provided herein the rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

25.      CONFIDENTIALITY

         The Borrower shall not, without the prior written consent of the Lender, disclose to any person the existence or any details concerning the Transaction Documents except to the extent such disclosure is contemplated in any Transaction Document, or is required pursuant to the application of any applicable law or an order of a court of competent jurisdiction, or is made to the Borrower's auditors or other professional advisors who are subject to confidentiality restrictions imposed by a professional body which are substantially similar to those set forth above.

26.      NOTICES

26.1     ADDRESSES

         Any notice or other communication or document to be made or delivered under this Agreement shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Agreement shall (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that person at the address(es) or fax number (if any) set out below:-

         (a) in the case of the Lender to their branch office in the United Kingdom, facsimile number: 0171 375 5510, attention Jeff Beckwith with a simultaneous copy to the office of the General Counsel located at 600 Steamboat Road, Greenwich, Connecticut 06830, USA, facsimile number: 001 203 629 4571, attention General Counsel;

         (b) in the case of the Borrower, to its offices at 18-19 Southampton Place, London WC1A 2AJ facsimile number: 0171 831 9152, care of Edge & Ellison;

         (c)      in the case of OFC, to its offices at:

                  The Forum
                  1675 Palm Beach Lakes Boulevard
                  Suite 1002
                  West Palm Beach, Florida 33401
                  Attention:  John R. Erbey, Corporate Secretary
                  Telephone No.:  561-682-8000
                  Telefax No.:  561-682-8177

                  With a copy to:

                  John Erbey
                  Company Secretary
                  Ocwen Financial Corporation
                  The Forum
                  1675 Palm Beach Lakes Boulevard
                  Suite 1002
                  West Palm Beach, Florida 33401
                  Telephone No.:  561-682-8661
                  Telefax No.:  561-682-8163

26.2     DEEMED DELIVERY

         Any notice, communication or document to be delivered to any person shall be deemed to have been delivered:-

         (1) in the case of personal delivery, at the time of such delivery;

         (2) in the case of delivery by post, on the business day following the day on which it was posted and in proving such delivery it shall be sufficient to prove that the relevant notice, communication or document was properly addressed, stamped and posted (by airmail, if to another country) in the United Kingdom or, in the case of service to or from an address outside the United Kingdom at 9.00 a.m. on the fourth day following the day on which it was posted;

         (3) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5.00 p.m. local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

27.      SEVERABILITY

         If at any time any provision of this  Agreement is or becomes  illegal,
         invalid  or   unenforceable  in  any  respect  under  the  law  of  any
         jurisdiction, that shall not affect or impair:-

         (1) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

         (2) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

28.      ASSIGNMENT

28.1     The Lender may at any time:-

         (1) sub-participate any part (but not the whole) of its rights or benefits under this Agreement provided that at any time no more than 51% of its rights and benefits hereunder may be sub-participated; and

         (2) assign or transfer any part (but not the whole) of its rights or benefits under this Agreement provided that at any time, no more than 51% of its rights and benefits may be assigned or transferred so as to be held by a person other than the Lender and provided further that:-

                  (1) if such assignment or transfer is to any person other than a subsidiary, holding company of or other member of the Lender's group such assignment or transfer shall require the prior consent of the Borrower (such consent not to be unreasonably withheld); and

                  (2) if, at the time and as a result of any proposed transfer or assignment, the Borrower would incur any increased cost or be liable to make payments in excess of those required to be made hereunder immediately prior thereto (other than any minimum liquid asset costs) such assignment or transfer is on terms that the Borrower is not and will not be liable for any such increased cost or liability.

28.2 The Borrower shall not be entitled to assign, transfer or otherwise dispose of all or any of its rights or benefits under this Agreement without the prior written consent of the Lender.

28.3     The  Lender  may  disclose  to  a  proposed  assignee,   transferee  or
         sub-participant information in its possession relating to the provisions of this Agreement and the Transaction Documents which it considers necessary or desirable to disclose for the purposes of the proposed assignment, transfer or sub-participation, notwithstanding the provisions of clause 25 (Confidentiality) provided that the Lender obtains from such assignee, transferee or sub-participant a confidentiality undertaking on substantially the same terms as clause 25 (but substituting references to such proposed assignee, transferee or sub-participant for references therein to the Borrower) or on such other terms as may be agreed between the Borrower and the Lender.

28.4 This Agreement shall bind and inure to the benefit of and be enforceable by the Lender and its respective successors, transferees and assigns and references to the Lender shall be deemed to include references to each of the foregoing.

29.      FURTHER ASSURANCE

         The Borrower shall, from time to time on being required to do so by the Lender, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Lender as the Lender may consider necessary for giving full effect to this Agreement and the Transaction Documents and securing to the Lender the full benefit of the rights, powers and remedies conferred upon the Lender in this Agreement or any Transaction Documents.

30.      ENTIRE AGREEMENT

         This Agreement (together with the Transaction Documents entered into on or after the date hereof) constitutes the whole and only agreement between the parties relating to the secured, guaranteed facility provided by the Lender to the Borrower described herein and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, including without limitation the "secured loan facility" described in the commitment letter between OFC and Greenwich Capital Markets Inc dated 31 March 1998.

31.      AGENT FOR SERVICE

31.1 OFC irrevocably agrees that any Service Document may be sufficiently and effectively served on it in connection with Proceedings, whether pursuant to this Agreement or any other Transaction Document, in England and Wales by service on its agent Ocwen Limited, if no replacement agent has been appointed and notified to the Lender pursuant to sub-clause 31.4, or on the replacement agent if one has been appointed and notified to the Lender.

31.2 Any Service Document served pursuant to this clause shall be marked for the attention of:

         (a) Ocwen Limited (care of Edge & Ellison) at 18 Southampton Place, London, WC1A 2AJ or such other address within England and Wales as may be notified to the Lender by OFC; or

         (b) such other person as is appointed as agent for service pursuant to sub-clause 31.4 at the address notified pursuant to sub-clause 31.4.

31.3 Any document addressed in accordance with sub-clause 30.2 shall be deemed to have been duly served if:-

         (a)      left at the specified address, when it is left; or

         (b) sent by first class post, two clear Business Days after the date of posting.

31.4 If the agent referred to in sub-clause 31.4 (or any replacement agent appointed pursuant to this sub-clause) at any time ceases for any reason to act as such, OFC shall appoint a replacement agent to accept service having an address for service in England or Wales and shall notify the Lender of the name and address of the replacement agent; failing such appointment and notification, the Lender shall be entitled by notice to OFC to appoint such a replacement agent to act on OFC's behalf.

31.5 A copy of any Service Document served on an agent pursuant to this clause shall be sent by post to OFC at its address for the time being for the service of notices and other communications under clause 26 (Notices), but no failure or delay in so doing shall prejudice the effectiveness of service of the Service Document in accordance with the provisions of sub-clause 31.1.

31.6 Each of OFC and the Lender irrevocably consent to the service of process of any of the aforesaid courts in Submitted States in any such action or Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid to the party's notice address specified above, such service to become effective upon receipt of evidence of the receipt thereof.

32.      GOVERNING LAW AND JURISDICTION

32.1 This Agreement shall be governed by and construed in accordance with the laws of England.

32.2 The parties to this Agreement irrevocably agree that the courts of England are to have jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and each other Transaction Document and that accordingly any proceeding, suit, or action arising out of or in connection with this Agreement or any other Transaction Document ("Proceedings") may be brought in such courts.

32.3 Without prejudice to sub-Clause 32.2, all the parties further irrevocably agree that any Proceedings may be brought in any court of the State of New York, or the State of Florida or any other state of the United States, where any party has its chief executive office (all of such states being the "Submitted States") or federal court sitting in the Submitted State and any court having jurisdiction over appeals of matters heard in such courts and each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of such courts.

32.4 Each of the parties hereto irrevocably waives any objection it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this clause and any claim of FORUM NON CONVENIENS and further irrevocably agrees that a judgment in any Proceedings brought in any court referred to in this clause shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

IN WITNESS WHEREOF, this Agreement is duly executed the date and year first above written at London.


/s/ JOSEPH A. DLUTOWSKI
--------------------------------------
for and on behalf of
OCWEN LIMITED

Witness  /s/ JITENDRA PATEL
--------------------------------------

Occupation. Jitendra Patel - Solicitor

Address:  Edge & Ellison
          18/19 Southampton Place
          London WC1A 2AJ

/s/ JOHN C. ANDERSON
--------------------------------------
for and on behalf of GREENWICH
INTERNATIONAL, LTD.


Witness /s/ JITENDRA PATEL
--------------------------------------
Occupation. Jitendra Patel - Solicitor

Address:  Edge & Ellison
          18/19 Southampton Place
          London WC1A 2AJ




/s/ JOSEPH A. DLUTOWSKI
--------------------------------------
for and on behalf of OCWEN FINANCIAL CORPORATION


Witness /s/ JITENDRA PATEL
--------------------------------------
Occupation. Jitendra Patel - Solicitor

Address:  Edge & Ellison
          18/19 Southampton Place
          London WC1A 2AJ

The following schedules have been omitted from this filing, but copies thereof are available to the Commission upon request:

SCHEDULE 1     FORM OF DRAWDOWN REQUEST(INITIAL ADVANCE)

               FORM OF DRAWDOWN REQUEST(REVOLVING ADVANCES)

SCHEDULE 2     FORM OF SOLVENCY CERTIFICATE

SCHEDULE 3     MORTGAGE LOAN DOCUMENTS

SCHEDULE 4     PART I

                                   SCHEDULE 4

                                     PART II


         (1) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

         (2) Unless otherwise agreed from time to time, all payments due prior to the Advance Date have been made and none of the Mortgage Loans will have been contractually delinquent for 31 or more days more than once since the origination thereof;

         (3) Each Mortgage Deed constitutes (i) in the case of English Mortgage Loans, a valid and enforceable legal mortgage of the relevant Mortgaged Property subject only in certain cases to registration of the relevant Mortgage Deed at HM Land
                  Registry,  or (ii) in the case of Scottish  Mortgage  Loans, a valid and enforceable Standard Security over the relevant Mortgaged Property subject only in certain cases to registration or recording of the relevant Mortgage Deed in the Registers of Scotland, in either case duly executed by the Mortgagor named in the relevant Mortgage Deed;

         (4) On the date upon which an Advance is made the Borrower (subject only to registration of legal title at HM Land Registry or the Registers of Scotland as appropriate) has good title to each Mortgage Loan and the Collateral Security in respect of each such Mortgage Loan, has full right and authority to charge and assign the same by way of security and the same is the absolute property of the Borrower (subject to any registration or recording in favour of the Borrower which may be pending at HM Land Registry or the Registers of Scotland) free and clear of all mortgages, securities, charges, liens, encumbrances, claims and equities (including, without limitation, rights of set off or counterclaim, overriding interest within the meaning of Section 3(xvi) of the Land Registration Act 1925 or Section 28(1) of the Land Registration (Scotland) Act 1979 and adverse entries or notices of application therefor against any title at HM Registry or the Registers of Scotland to any relevant Mortgaged Property) except any such encumbrances, claims, equities, overriding interests or entries which rank after the interests of the Borrower, the Lender in the Mortgaged Loans or which do not have an adverse effect on the value of the relevant Mortgaged Property as security for the relevant Mortgage Loan or which are the subject of a duly completed and signed Postponement Agreement or appropriate executed MHA Documentation as contemplated in sub-clause 14.3(B)(2) below;

         (5) Each Mortgaged Property is a residential property or mixed commercial and residential property in the United Kingdom;

         (6) The steps necessary to perfect the vesting of full legal and equitable title to each Mortgage Loan and the Collateral Security in the Borrower have been duly taken at the appropriate time or are in the course of being taken with all due diligence;

         (7) To the best of its knowledge, each Mortgaged Property is free of material damage;

         (8) Each Mortgage Loan at origination complied in all material respects with applicable laws and regulations including, where applicable, the Consumer Credit Act 1974 and any regulations made thereunder (and in particular no Mortgage Loan is cancellable thereunder) and consummation of the transactions contemplated hereby will not involve the violation of any such laws and regulations;

         (9) Neither it nor any prior holder of any Mortgage Loan has; (a) modified the Mortgage Loan in any material respect, except that a Mortgage Loan may have been modified by a written instrument in respect of which any applicable registration(s) have been completed; (b) satisfied, cancelled or subordinated such Mortgage Loan in whole or in part; (c) released the related Mortgaged Property in whole or in part from the security created by the relevant Mortgage Deed; or (d) executed any instrument of release, cancellation, discharge, modification or satisfaction with respect thereto;

         (10) No sub-mortgage, sub-charge, pledge, lien or right of set off or counterclaim or other security interest or other adverse right or interest has been created or has arisen between it and any Mortgagor which entitles or entitled the Mortgagor to reduce the amount of any payment otherwise due under the terms of such Mortgagor's Mortgage Loan (save, in the case of junior mortgages, the relevant prior ranking legal mortgage or mortgages of or Standard Security over the relevant Mortgaged Property created by the Mortgagor and any related security for the loan secured thereby);

         (11) Each Mortgage Loan was originated in all material respects in accordance with the criteria set out in the Underwriting Guidelines;

         (12)     In relation to each Mortgaged Property:-

                  (1) in respect of title to property in England or Wales which is not registered, the relevant Mortgagor had or was acquiring good and marketable title to the fee simple absolute in possession (if freehold) or a term of years absolute of not less than thirty years beyond the term of the Mortgage Loan (if leasehold) relating to such Mortgaged Property and is free from any encumbrance which would adversely affect such title;

                  (2) in relation to title which is registered at HM Registry, it was so registered with title absolute in the case of freehold property or absolute leasehold or good leasehold title of the requisite title aforesaid in the case of leasehold property;

                  (3) in relation to which title is registered or recorded in the Registers of Scotland, it was so registered or recorded with valid and marketable title (whether feudal or long lease), having in the case of a long lease an unexpired term of not less than thirty years beyond the term of the Mortgage Loan;

                  (4) no works on the relevant Mortgaged Property were carried out in violation of any applicable planning law or regulation or building regulations;

                  (5) if the relevant Mortgaged Property is leasehold or (in Scotland) held under long lease, any requisite consent of the landlord to or notice to the landlord of the creation of the relevant Mortgage had been obtained or given and no consents of or notices to such landlord are required to any transfer, assignation or sub-charge of the relevant Mortgage, and a copy of any such consent or notice is held with the title deeds to the relevant Mortgaged Property or held to the order of the Lender or its Solicitors;

                  (6)      the relevant Mortgaged Property is not subject to any
                           adverse   third   party  claim  or   proceeding   for
                           compulsory acquisition thereof;

         (13) Each Mortgage relating to a Mortgage Loan (and any other documents entered into in relation to the relevant Mortgage
                  Loan) is the legal, valid and binding obligation of the grantor thereof, enforceable in accordance with its terms and with applicable laws and parties thereto had legal capacity to execute the same and the same have been duly and properly executed by such parties;

         (14)     Either:

                  (1) the proceeds of the Mortgage Loans have been fully disbursed and there is no requirement for further advances thereunder; or

                  (2) if any retention was recommended by CMC's or the relevant Approved Affiliate's valuer, the recommendation to make a retention was implemented and cash was not advanced until CMC or relevant Approved Affiliate had received a certificate (or other evidence acceptable to it) of completion of the relevant repairs or other works.

         (15) Each Mortgage Deed is in, or substantially in, the form of the relevant attachment annexed hereto in Annexure 2.

         (16) The origination and underwriting practices used by CMC or relevant Approved Affiliate or with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business in the United Kingdom and comply with the Underwriting Guidelines;

         (17)     Either:

                  (1) each Mortgaged Property is insured under the block insurance policy from time to time maintained by CMC or, as the case may be, the relevant Approved
                           Affiliate to provide, where it is agreed that the Mortgagor will not insure, cover against such risks and contingencies as are commonly insured against in a fully comprehensive buildings insurance for residential properties to a minimum of the full cost of reinstatement thereof together with inflation cost over any period that may be required for obtaining any relevant planning permission and other approvals and the reinstatement or repair period and architects and other professional fees; or

                  (2) where the Mortgagor insures, CMC or, as the case may be, the relevant Approved Affiliate has established that such insurance was, at the date of origination of the relevant Mortgage Loan, in accordance with the foregoing provisions of this sub-clause, with a reputable insurer, with an acknowledgement by the insurer that the interest of CMC or relevant Approved Affiliate has been or will be promptly following the relevant Advance Date be noted on the relevant policy. In the case of leasehold property in England and Wales, the relevant Mortgaged Property is insured under arrangements effected by the freeholder or any intermediate leaseholder, on a fully comprehensive basis as aforesaid.

         (18) Prior to making the relevant advance the subject of a Mortgage Loan, CMC or the relevant Approved Affiliate (as originator) carried out or caused to be carried on its behalf the investigations, searches (other than local authority searches) and other actions and made or caused to be made on its behalf the enquiries as to the Mortgagor's status that were required in accordance with the relevant lending criteria of CMC or the Approved Affiliate or Relevant Affiliate (as originator) applicable at the time when the offer of advance was made and the results thereof were acceptable to CMC or the relevant Approved Affiliate or Relevant Affiliate (as originator) in accordance with such lending criteria for the purposes of the proposed advance;

         (19) Any further advances after the date of the Mortgage Deed but made prior to the Advance Date have been advanced under separate mortgage documentation (and, accordingly, have not been consolidated with the outstanding principal amount secured by the Mortgage), and all ground rents, ground burdens and service charges and other payments required in relation to leasehold property or heritable property which previously became due and owing have been paid. Except for interest accruing from the date of the relevant Mortgage Deed or date of advance to the relevant Mortgagor, whichever is later, to the day which precedes by one month the date for payment of the first installment of principal and interest, none of CMC, the Approved Affiliate or Relevant Affiliate (as originator) has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount in relation to the relevant Mortgage Loan save to the extent that the same reduces the Mortgage Loan;

         (20) Subject to clause 14.3(B), to the best of the Borrower's knowledge and belief (the Borrower having made all reasonable enquiries of CMC or relevant Originator) there is no default, breach, violation or event of acceleration existing under any Mortgage Loan: and neither CMC nor any Approved Affiliate (as originator) has waived any default, breach, violation or event of acceleration other than any waiver which is in accordance with and permitted under the relevant Manuals;

         (21) Each Mortgage File contains a valuation of the relevant Mortgaged Property undertaken on the instructions of CMC, the relevant Approved Affiliate or Relevant Affiliate (as originator), or instructions issued on its behalf or as the case may be by any predecessor in title in relation to the relevant Mortgage Loan) by an independent qualified valuer being an associate or fellow of the Royal Institute of Chartered Surveyors or, as the case may be, Society of Valuers and Auctioneers, in each case approved by CMC, the relevant Approved Affiliate or Relevant Affiliate (as originator) and unless otherwise agreed between the Lender and the Borrower, the principal amount advanced to the relevant Mortgagor was not more than the amount permissible under the terms of the relevant Program;

         (22) At the time of the making of the Mortgage Loan, the Mortgaged Property was not located within a 1 mile radius of any contaminated land or any land with environmental or hazardous waste risks known to CMC or the relevant Approved Affiliate or (as originator) or, where such was the case, an environmental audit was procured by CMC or the relevant Approved Affiliate or (as originator) or evaluated in accordance with such relevant originator's established environmental review procedures, and found to be satisfactory;

         (23) In selecting the Mortgage Loans in respect of which Advances are made hereunder, no selection procedure was employed by the Borrower which was intended to adversely affect the interests of the Lender;

         (24) Prior to the making of the relevant mortgage advance, enquiry was made of each Mortgagor as to the identity of the persons in actual occupation of the Mortgaged Property and (i) in the case of English Mortgage Loans, any person who at the date when the advance was made had attained the age of 18 and who was identified in writing to CMC, the relevant Approved Affiliate (as originator) or its Solicitor by the Mortgagor as residing or being about to reside in the relevant Mortgaged Property is either named as joint mortgagor on the relevant Mortgage Deed or has signed a legally binding agreement postponing (each a "POSTPONEMENT AGREEMENT") all rights and entitlements to which such person may be entitled in the Mortgaged Property to the interests, rights and entitlements of CMC or the relevant Approved Affiliate (as originator) or such other person as may have or acquire as mortgagee or chargee of the property from time to time, such agreement in a form as was satisfactory to such Solicitor, and (ii) in the case of Scottish Mortgage Loans, prior to the making of the advance, CMC or the relevant Approved Affiliate (as originator) or its Solicitor obtained all necessary validly executed MHA Documentation so as to ensure that neither the relevant Mortgage Loan nor the relevant Mortgaged Property was subject to or affected by any statutory right of occupancy in favour of a non-entitled spouse;

         (25) CMC and each Approved Affiliate have kept, or caused to be kept, full and proper accounts, books and records showing all transactions payments, receipts and proceedings relating to that Mortgage and all such accounts, books and records are up to date and in its possession or held to its order;

         (26) There exists no litigation, dispute or complaint (subsisting or pending or threatened) calling into question in any way title of CMC or any Approved Affiliate to any Mortgage Loan or, to the best of its knowledge, the relevant Mortgagor's title to his Mortgaged Property;

         (27) The Mortgage Loan Documents are held to the order of the Lender by the relevant Solicitor or have been lodged at H.M. Land Registry or the Registers of Scotland and in the case of each Mortgaged Property the title to which is registered or for which application for first registration has been made the Borrower knows the title number under which the Mortgaged Property is (or, in the case of first registration, is to be) registered at H.M. Land Registry or the Registers of Scotland;

         (28) In relation to each Mortgage Deed for Mortgaged Property where registration is pending at H.M. Land Registry, there is no caution, notice or other entry which would prevent the registration of the Mortgage Deed as a charge by way of first or, as the case may be, second or third subsequent legal mortgage.

         (29)     None of the Mortgagors which pay interest is a company.